UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ACHARI VENTURES HOLDINGS CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Achari Ventures Holdings Corp. I

60 Walnut Avenue, Suite 400

Clark, NJ 07066

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 18, 2023

To the Stockholders of Achari Ventures Holdings Corp. I:

You are cordially invited to attend the special meeting in lieu of the 2023 annual meeting (the “special meeting”) of stockholders of Achari Ventures Holdings Corp. I, a Delaware corporation (“Achari,” the “Company,” “we,” “us” or “our”) to be held on December 18, 2023 at 12:00 p.m. Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/acharivc/sm2023. The accompanying proxy statement (the “proxy statement”), is dated December 8, 2023 and is first being mailed to stockholders of the Company on or about December 11, 2023. You are cordially invited to attend the special meeting for the following purposes:

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Proposal No. 1—The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) our Fourth Amended and Restated Certificate of Incorporation (our “charter”) to revise our existing extension option, which currently provides that we have the option of extending the period by which we must consummate a business combination by up to 12 months, from our original expiration date of January 19, 2023 (the “Original Expiration Date”), to January 19, 2024 (the “Current Expiration Date”), to instead provide that we will have the option to extend the period by which we must consummate a business combination by an additional six months, from the Current Expiration Date, or from January 19, 2024, to July 19, 2024 (the “Third Amended Extended Date”), with such extension option exercisable in six single-month increments (each such monthly extension option, a “Monthly Extension Option”), for an additional six-month aggregate total extension period if each Monthly Extension Option is exercised, and with each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (such deadline for exercising each such Monthly Extension Option being the 19th calendar day of each month);

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Proposal No. 2—The Redemption Limitation Amendment Proposal – a proposal to amend (the “Redemption Limitation Amendment”) our charter to eliminate a limitation in the charter providing that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following any such redemptions (the “Redemption Limitation”), in order to allow the Company to redeem public shares irrespective of whether the amount of such redemptions would breach the Redemption Limitation if the Company so chooses in its sole discretion;

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Proposal No. 3—The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments”) our Second Amended and Restated Investment Management Trust Agreement, dated July 12, 2023, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Achari (the “Trust Agreement”), to provide that the Current Expiration Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”) will be liquidated if we have not consummated a business combination, may be extended, at our option, and on a monthly basis, pursuant to the exercise of Monthly Extension Option(s), up to and until the Third Amended Extended Date of July 19, 2024; provided that, in order to exercise a single Monthly Extension Option, we must deposit into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock (“public shares”) included in the units which were sold in our IPO and which remain outstanding on the date of such deposit;

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Proposal No. 4—The Director Proposal – a proposal to re-elect two directors to the Company’s board of directors, with each such director to serve as “Class I” directors (as defined in our charter and as further described herein) until the fourth annual meeting of stockholders following this special meeting or until such director’s successor is elected and qualified;

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Proposal No. 5—The Auditor Proposal – a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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Proposal No. 6—The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any or all of the Proposals (as defined below). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

The Charter Amendment Proposal and the Trust Amendment Proposal (together, the “Extension Amendment Proposals”) are each cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal (together, the “Proposals”) and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The prospectus relating to our IPO, dated October 14, 2021 (the “IPO Prospectus”), and our original charter, provided that we had until January 19, 2023 (referred to herein as the “Original Expiration Date”), or 15 months following the closing of our IPO, to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our original charter and original trust agreement also provided that we had the option, by resolution of our board of directors (our “Board”), and if requested by Achari Sponsor Holdings I LLC, our Company’s sponsor (“Sponsor”), to extend the period by which we must consummate such a Business Combination for a total of three months (the “Original Extension Option”), from the Original Expiration Date of January 19, 2023, to April 19, 2023, by depositing $0.10 for each share of our common stock included in the units which were sold to the public in our IPO into our Trust Account, as more fully described in our IPO Prospectus.

At a special meeting of the Company’s shareholders held on December 22, 2022, the shareholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation and Investment Management Trust Agreement to provide that the Company had the option to extend the period by which it must consummate a Business Combination by up to six months, from the Original Expiration Date of January 19, 2023, to July 19, 2023, with such extension exercisable in six single-month increments. At a second special meeting of the Company’s shareholders held on July 12, 2023, the shareholders of the Company approved additional amendments to the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Investment Management Trust Agreement, which provided the Company with the option to extend the period by which it must consummate a Business Combination by an additional six months, or from July 19, 2023 to January 19, 2024. Each of the extension options approved at the previous special meetings held on December 22, 2022 and July 12, 2023, respectively, were exercisable in six single-month increments (each such monthly extension option, the “Prior Monthly Extension Option(s)”), for an aggregate twelve-month total extension period if each such Prior Monthly Extension Option were to be exercised, by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.05 for each share of our common stock included in the units which were sold in our IPO and which remained outstanding on the date of such deposit.

If the Charter Amendment Proposal and the Trust Amendment Proposal described in the accompanying proxy statement are approved, we will have the option to extend the period by which we must consummate a Business Combination by an additional six months, from the Current Expiration Date or January 19, 2024, to the Third Amended Extended Date, or July 19, 2024 (assuming all six Monthly Extension Options are exercised), by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit. If the Extension Amendments are approved by our shareholders and adopted, the Monthly Extension Option(s) will be exercisable on a per-month basis and up to six times, each upon five calendar day’s advance notice to the

Trustee. As of the date hereof, eleven of the twelve Prior Monthly Extension Options available to us under our existing charter have been exercised, and if the Extension Amendments are not approved by our shareholders and adopted, we expect to begin a liquidation process as further described elsewhere herein.

In certain circumstances, we may decide to not adopt certain Proposals, even if such Proposals are approved by our shareholders, and in such circumstances we would not redeem any shares. For the avoidance of doubt, the Company maintains sole discretion as to whether to adopt any such Proposals which are approved by the shareholders at the special meeting. In any of these scenarios in which the Company decides to forgo adopting Proposals which have triggered a redemption right under our charter if such Proposals were to be adopted, you will not receive cash for any public shares you have elected to redeem as a result of the Company forgoing the adoption of such Proposals.

With respect to the Redemption Limitation Amendment Proposal, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or breaching the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid breaching the Redemption Limitation, which may include, but are not limited to, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as our outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our shareholders (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which may include the issuance of new shares of our common stock. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is breached, either because we do not take action to increase our net tangible assets or because our attempts to do so are not successful, then we may decide not to proceed with either the Extension Amendments or the Redemption Limitation Amendment Proposal, even if we have received sufficient votes to approve such Proposals, in all such circumstances in the Company’s sole discretion. In such a situation, any public shares which a public shareholder elected to redeem but which are not redeemed as a result of such Proposals not being adopted, shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by the applicable expiration date.

As previously disclosed in the Current Report on Form 8-K filed with SEC on December 7, 2023 (the “BCA Announcement 8-K”), the Company, Vaso Corporation, a Delaware corporation (“Vaso”) and Achari Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, entered into a Business Combination Agreement, dated as of December 6, 2023, contemplating several transactions in connection with which Achari will become the parent company of Vaso (the “Vaso Business Combination”). For more information about the Vaso Business Combination, please refer to the refer to the BCA Announcement 8-K.

The purpose of the Extension Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Vaso Business Combination, or another Business Combination. You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time.

If the Extension Amendments are approved and adopted, and the Company decides to exercise a Monthly Extension Option, in connection with any additional monthly period that is needed by the Company to complete a Business Combination following the Current Expiration Date, and prior to the Third Amended Extended Date, the Company will make a deposit (each deposit being referred to herein as a “Deposit”) into the Trust Account of the lesser of (x) $100,000 and (y) $0.04 for each public share which remains outstanding on the date of such Deposit. If the Company does not have the funds necessary to make such Deposit referred to above, our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”) any amounts needed in order for the Company to make the Deposit described above. The actual amount deposited per share will depend on the number of public shares that remain outstanding after any redemptions in connection with the Extension Amendments and the length of the extension period that will be needed to complete the Business Combination.

If exercised, each Deposit will be placed in the Trust Account on or prior to the Monthly Extension Option exercise deadline. If such Deposit is not timely made, the Company must either (i) consummate a Business Combination prior to the next monthly period or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments were not approved.

No Deposit will be made unless the Extension Amendments are approved and the Company determines to file the Charter Amendment. Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of a Business Combination. The Contributions will be forgiven if the Company is unable to consummate a Business Combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion as to whether to exercise a Monthly Extension Option. If the Company determines not to exercise a Monthly Extension Option at any time or if the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the Third Amended Extended Date and does not wish to seek an additional extension beyond such time, the Company will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.

Holders (“public stockholders”) of our public shares may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the submission of the Proposals to our shareholders (the “Redemption Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Proposals and a Redemption Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. A public stockholder may make a Redemption Election regardless of whether such public stockholder was a holder as of the record date for the special meeting. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable business combination target in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Proposals are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or upon our dissolution if we do not consummate a Business Combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.89 (based on the amount expected to be in the Trust Account as of the time of the special meeting, including accrued interest and net of estimated taxes) at the time of the special meeting. The closing price of our common stock on December 7, 2023 was $10.75. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If the Extension Amendments are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors – A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Approval of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon. Approval of the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

The Board has fixed the close of business on November 29, 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time. If the Extension Amendments and/or Redemption Limitation Amendment Proposal is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Amended Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal are fair to and in the best interests of our Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if the Adjournment Proposal is presented.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you virtually at the meeting.

Dated: December 8, 2023

By Order of the Board of Directors,

/s/ Vikas Desai
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Proposals. With respect to the Adjournment Proposal, abstentions will have the same effect as “AGAINST” votes and broker non-votes will have no effect on the approval of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 18, 2023: This notice of meeting, accompanying proxy statement and proxy card are available at https://www.cstproxy.com/acharivc/sm2023.

ACHARI VENTURES HOLDINGS CORP. I

60 Walnut Avenue, Suite 400

Clark, NJ 07066

SPECIAL MEETING IN LIEU OF THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 18, 2023

PROXY STATEMENT

You are cordially invited to attend the special meeting in lieu of the 2023 annual meeting (the “special meeting”) of stockholders of Achari Ventures Holdings Corp. I, a Delaware corporation (“Achari,” the “Company,” “we,” “us” or “our”) to be held on December 18, 2023 at 12:00 p.m. Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/acharivc/sm2023. You are cordially invited to attend the special meeting for the following purposes:

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Proposal No. 1—The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) our Fourth Amended and Restated Certificate of Incorporation (our “charter”) to revise our existing extension option, which currently provides that we have the option of extending the period by which we must consummate a business combination by up to 12 months, from our original expiration date of January 19, 2023 (the “Original Expiration Date”), to January 19, 2024 (the “Current Expiration Date”), to instead provide that we will have the option to extend the period by which we must consummate a business combination by an additional six months, from the Current Expiration Date, or from January 19, 2024, to July 19, 2024 (the “Third Amended Extended Date”), with such extension option exercisable in six single-month increments (each such monthly extension option, a “Monthly Extension Option”), for an additional six-month aggregate total extension period if each Monthly Extension Option is exercised, and with each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (such deadline for exercising each such Monthly Extension Option being the 19th calendar day of each month)

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Proposal No. 2—The Redemption Limitation Amendment Proposal – a proposal to amend (the “Redemption Limitation Amendment”) our charter to eliminate a limitation in the charter providing that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following any such redemptions (the “Redemption Limitation”), in order to allow the Company to redeem public shares irrespective of whether the amount of such redemptions would breach the Redemption Limitation if the Company so chooses in its sole discretion;

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Proposal No. 3—The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments”) our Second Amended and Restated Investment Management Trust Agreement, dated July 12, 2023, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Achari (the “Trust Agreement”), to provide that the Current Expiration Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”) will be liquidated if we have not consummated a business combination, may be extended, at our option, and on a monthly basis, pursuant to the exercise of Monthly Extension Option(s), up to and until the Third Amended Extended Date of July 19, 2024; provided that, in order to exercise a single Monthly Extension Option, we must deposit into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock (“public shares”) included in the units which were sold in our IPO and which remain outstanding on the date of such deposit;

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Proposal No. 4—The Director Proposal – a proposal to re-elect two directors to the Company’s board of directors, with each such director to serve as “Class I” directors (as defined in our charter and as further described herein) until the fourth annual meeting of stockholders following this special meeting or until such director’s successor is elected and qualified;

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Proposal No. 5—The Auditor Proposal – a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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Proposal No. 6—The Adjournment Proposal – a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of certain of the Proposals (as defined below). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

The Charter Amendment Proposal and the Trust Amendment Proposal (together, the “Extension Amendment Proposals”) are each cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal (together, the “Proposals”) and the Adjournment Proposal are more fully described in the Company’s proxy statement.

The prospectus relating to our IPO, dated October 14, 2021 (the “IPO Prospectus”), and our original charter, provided that we had until January 19, 2023 (referred to herein as the “Original Expiration Date”), or 15 months following the closing of our IPO, to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our original charter and original trust agreement also provided that we had the option, by resolution of our board of directors (our “Board”), and if requested by Achari Sponsor Holdings I LLC, our Company’s sponsor (“Sponsor”), to extend the period by which we must consummate such a Business Combination for a total of three months (the “Original Extension Option”), from the Original Expiration Date of January 19, 2023, to April 19, 2023, by depositing $0.10 for each share of our common stock included in the units which were sold to the public in our IPO into our Trust Account, as more fully described in our IPO Prospectus.

At a special meeting of the Company’s shareholders held on December 22, 2022, the shareholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation and Investment Management Trust Agreement to provide that the Company had the option to extend the period by which it must consummate a Business Combination by up to six months, from the Original Expiration Date of January 19, 2023, to July 19, 2023, with such extension exercisable in six single-month increments. At a second special meeting of the Company’s shareholders held on July 12, 2023, the shareholders of the Company approved additional amendments to the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Investment Management Trust Agreement, which provided the Company with the option to extend the period by which it must consummate a Business Combination by an additional six months, or from July 19, 2023 to January 19, 2024. Each of the extension options approved at the previous special meetings held on December 22, 2022 and July 12, 2023, respectively, were exercisable in six single-month increments (each such monthly extension option, the “Prior Monthly Extension Option(s)”), for an aggregate twelve-month total extension period if each such Prior Monthly Extension Option were to be exercised, by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.05 for each share of our common stock included in the units which were sold in our IPO and which remained outstanding on the date of such deposit. As of the date hereof, eleven of twelve such Prior Monthly Extension Options have been exercised.

If the Charter Amendment Proposal and the Trust Amendment Proposal described in the Company’s proxy statement are approved, we will have the option to extend the period by which we must consummate a Business Combination by an additional six months, from the Current Expiration Date or January 19, 2024, to the Third Amended Extended Date, or July 19, 2024 (assuming all six Monthly Extension Options are exercised), by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit. If the Extension Amendments are approved by our shareholders and adopted, the Monthly Extension Option(s) will be exercisable on a per-month basis and up to six times, each upon five calendar day’s advance notice to the Trustee. As of the date hereof, eleven of the twelve Prior Monthly Extension Options available to us under our existing charter have been exercised, and if the Extension Amendments are not approved by our shareholders and adopted, we expect to begin a liquidation process as further described elsewhere herein.

In certain circumstances, we may decide to not adopt certain Proposals, even if such Proposals are approved by our shareholders, and in such circumstances we would not redeem any shares. For the avoidance of doubt, the Company maintains sole discretion as to whether to adopt any such Proposals which are approved by the shareholders at the special meeting. In any of these scenarios in which the Company decides to forgo adopting Proposals which have triggered a redemption right under our charter if such Proposals were to be adopted, you will not receive cash for any public shares you have elected to redeem as a result of the Company forgoing the adoption of such Proposals.

With respect to the Redemption Limitation Amendment Proposal, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or breaching the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid breaching the Redemption Limitation, which may include, but are not limited to, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as our outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our shareholders (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which may include the issuance of new shares of our common stock. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is breached, either because we do not take action to increase our net tangible assets or because our attempts to do so are not successful, then we may decide not to proceed with either the Extension Amendments or the Redemption Limitation Amendment Proposal, even if we have received sufficient votes to approve such Proposals, in all such circumstances in the Company’s sole discretion. In such a situation, any public shares which a public shareholder elected to redeem but which are not redeemed as a result of such Proposals not being adopted, shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by the applicable expiration date.

As previously disclosed in the Current Report on Form 8-K filed with SEC on December 7, 2023 (the “BCA Announcement 8-K”), the Company, Vaso Corporation, a Delaware corporation (“Vaso”) and Achari Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, entered into a Business Combination Agreement, dated as of December 6, 2023, contemplating several transactions in connection with which Achari will become the parent company of Vaso (the “Vaso Business Combination”). For more information about the Vaso Business Combination, please refer to the refer to the BCA Announcement 8-K.

The purpose of the Extension Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Vaso Business Combination, or another Business Combination. You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time.

If the Extension Amendments are approved and adopted, and the Company decides to exercise a Monthly Extension Option, in connection with any additional monthly period that is needed by the Company to complete a Business Combination following the Current Expiration Date, and prior to the Third Amended Extended Date, the Company will make a deposit (each deposit being referred to herein as a “Deposit”) into the Trust Account of the lesser of (x) $100,000 and (y) $0.04 for each public share which remains outstanding on the date of such Deposit. If the Company does not have the funds necessary to make such Deposit referred to above, our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”) any amounts needed in order for the Company to make the Deposit described above. The actual amount deposited per share will depend on the number of public shares that remain outstanding after any redemptions in connection with the Extension Amendments and the length of the extension period that will be needed to complete the Business Combination.

If exercised, each Deposit will be placed in the Trust Account on or prior to the Monthly Extension Option exercise deadline. If such Deposit is not timely made, the Company must either (i) consummate a Business Combination prior to the next monthly period or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments were not approved.

No Deposit will be made unless the Extension Amendments are approved and the Company determines to file the Charter Amendment. Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of a Business Combination. The Contributions will be forgiven if the Company is unable to consummate a Business Combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion as to whether to exercise a Monthly Extension Option. If the Company determines not to exercise a Monthly Extension Option at any time or if the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the Third Amended Extended Date and does not wish to seek an additional extension beyond such time, the Company will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.

Holders (“public stockholders”) of our public shares may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the submission of the Proposals to our shareholders (the “Redemption Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Proposals and a Redemption Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. A public stockholder may make a Redemption Election regardless of whether such public stockholder was a holder as of the record date for the special meeting. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable business combination target in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Proposals are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or upon our dissolution if we do not consummate a Business Combination.

Approval of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon. Approval of the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

The withdrawal of funds from the Trust Account in connection with any redemption may result in the Trust Account containing significantly less than the approximately $6,954,172 expected to be in the Trust Account as of December 18, 2023 (including accrued interest and net of estimated taxes), which would therefore reduce the amount of funds available to us to pursue a Business Combination. In the event the amount of funds in the Trust Account is significantly diminished, we may need to obtain additional funding to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. See “Risk Factors” for further information.

If the Extension Amendments are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors – A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

In our IPO, we issued, and sold to the public, units, consisting of shares of our common stock and redeemable warrants to purchase certain additional amounts of our common stock. Prior to and concurrently with our IPO, we also issued and sold certain other amounts of common stock and warrants to our Sponsor in various private placements. Our Sponsor has waived its rights to any liquidating distributions from the Trust Account with respect to any shares it holds if we fail to complete our Business Combination. As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up.

In connection with our efforts to regain compliance with Nasdaq Global Market’s (“Nasdaq”) continued listing standards as further described herein, we have undertaken certain actions, including for example transferring founder shares held by our Sponsor to certain members of our Sponsor. If the Extension Amendments are approved by our shareholders, our Sponsor may subsequently undertake certain additional actions, which may include, but may not be limited to, further transfers of founder shares held by our Sponsor to individual members of our Sponsor, or certain other actions, in order to attempt to regain compliance with Nasdaq’s continued listing standards. For the avoidance of doubt, all shares previously transferred as described in the foregoing sentence and any shares transferred in a similar fashion in the future shall remain subject to the same transfer restrictions and other limitations as the founder shares which continue to be held by our Sponsor, including any and all restrictions contained in the letter agreement entered into in connection with our IPO and for the further avoidance of doubt, any such founder shares will not be eligible to receive liquidating distributions from the Trust Account under any circumstances, including in the event that we fail to complete our Business Combination, nor shall such transfers (past or present) increase the overall amount of founder shares issued or in circulation, or in any way affect our public stockholders’ existing percentage ownership of our Company. As of the date hereof, 1,572,400 founder shares are held directly by our Sponsor and 927,600 founder shares are held directly by members of the Sponsor. For further information please see “Risk Factors – We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange and may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemption in connection with the approval of the Extension Amendments, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.”

Our Sponsor has agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third-party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of its IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.89 (based on the amount expected to be in the Trust Account as of the time of the special meeting, including accrued interest and net of estimated taxes). Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our Business Combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial Business Combination within the required time period is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

Approval of the Extension Amendments and/or the Redemption Limitation Amendment will result in our consent to instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their applicable portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a Business Combination on or before the Third Amended Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Third Amended Extended Date if the Extension Amendments are approved.

The record date for the special meeting is November 29, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 3,138,321 outstanding shares of common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated December 8, 2023 and is first being mailed to stockholders on or about December 11, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of an annual meeting of stockholders to be held on December 18, 2023 at 12:00 p.m. Eastern time. The special meeting will be held at https://www.cstproxy.com/acharivc/sm2023. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Achari is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 19, 2021, we consummated our IPO. Like most blank check companies, our charter provides for the return of the proceeds raised in our IPO and certain other amounts held in trust to the holders of shares of common stock sold in our IPO if we do not consummate a Business Combination on or before a certain date. In our case, such date is January 19, 2024, which we refer to as the Current Expiration Date and which assumes our exercise in full of all remaining Monthly Extension Options currently available to us.

Our Board believes that it is in the best interests of our stockholders to continue the Company’s existence until at least July 19, 2024, which we refer to as the Third Amended Extended Date, in order to allow the Company more time to complete a Business Combination, as the Company believes it will not be able to do so by January 19, 2024, and the Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in our existing charter. Therefore, the Board is submitting Proposals 1 and 3 described in this proxy statement for the stockholders to vote upon.

Our Board also believes that it is in the best interests of our stockholders to eliminate from our charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 in order to allow the Company the opportunity to redeem any public shares redeemed, irrespective of whether such redemption would breach the Redemption Limitation if the Company deems it prudent to do so. Therefore, the Board is submitting Proposal 2 described in this proxy statement for the stockholders to vote upon.

In addition, we are submitting Proposal 6 to allow the Company more time to solicit additional proxies in favor of the Proposals, in the event the Company does not have a quorum or does not receive the requisite votes to approve any of the Proposals which the Company believes it is in the best interest of the Company to adopt.

Q. Why does the Company need to hold an special meeting?	A. The meeting is being held, in part, to satisfy the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our stockholders this proxy statement, we are also sending our stockholders our Annual Report on Form 10-K for the year ended December 31, 2022, so that at the meeting, stockholders may discuss and ask questions of the Company with respect to such report and the financial statements included therein.

Q. What is being voted on?	A. You are being asked to vote on six proposals:

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a proposal to amend our charter to extend the date by which Achari has to consummate a Business Combination to the Third Amended Extended Date (July 19, 2024) or such earlier date as determined by the Board;

•

a proposal to eliminate from the charter the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than US$5,000,001, following such redemptions;

•

a proposal to amend the Trust Agreement to provide that the Current Expiration Date may be extended, at our option, and on a monthly basis, by up to six months, to the Third Amended Extended Date (July 19, 2024).

•

a proposal to re-elect two directors to the Company’s board of directors, with each such director to serve as “Class I” directors until the fourth annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified;

•	a proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•

a proposal to allow the Company more time to solicit additional proxies in favor of the Proposals, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve any of the Proposals which the Company believes it is in the best interest of the Company to adopt.

Q. What is the purpose of the Extension Amendments?

A. The purpose of the Extension Amendments is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders’ meeting prior to the Third Amended Extended Date in order to seek stockholder approval of a Business Combination. The Charter Amendment Proposal and the Trust Amendment Proposal are each cross-conditioned on the approval of each other.

If the Extension Amendments are implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Third Amended Extended Date.

However, unless the Redemption Limitation Amendment is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with a Redemption Election will reduce the amount held in the Trust Account following such Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendments are approved and the amount remaining in the Trust Account may be only a fraction of the approximately $6,954,172 (based on the amount expected to be in the Trust Account as of December 18, 2023, including accrued interest and net of estimated taxes), which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by January 19, 2024, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors – A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Approval of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon. Approval of the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

Our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any shares held by them if we fail to complete our Business Combination by January 19, 2024 or July 19, 2024, if the Extension Amendments are approved and adopted and all Monthly Extension Options are exercised). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

Q. Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?	A. Our charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before January 19, 2024. However, our Board currently believes that there will not be sufficient time before January 19, 2024 to complete a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in our Fourth Amended and Restated Certificate of Incorporation. The purpose of the Extension Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Vaso Business Combination, or another Business Combination.

After entering into a definitive agreement to consummate a Business Combination (including with respect to the transaction disclosed in the BCA Announcement 8-K), we will need additional time to prepare, file with the Securities and Exchange Commission (“SEC”), and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time. If the Extension Amendments and/or the Redemption Limitation Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension Amendments and/or the Redemption Limitation Amendment, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by the Third Amended Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?	A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must complete a Business Combination until the Third Amended Extended Date. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete the Vaso Business Combination, or another Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before January 19, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by our charter. Our Board also believes, however, that is in the best interests of our stockholders to provide our Company with additional time to complete a Business Combination. The Board believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we have previously entered into multiple letters of intent with potential target companies, circumstances warrant providing the Company an opportunity to continue to pursue the opportunity to consummate a Business Combination.

If the Extension Amendments are approved, and adopted and the Company decides to exercise a Monthly Extension Option, in connection with any additional monthly period that is needed by the Company to complete a Business Combination following the Current Expiration Date, and prior to the Third Amended Extended Date, the Company will make a Deposit into the Trust Account of the lesser of (x) $100,000 and (y) $0.04 for each public share which remains outstanding on the date of such Deposit. If the Company does not have the funds necessary to make such Deposit referred to above, our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan any amounts needed in order for the Company to make the Deposit described above. The actual amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendments and the length of the extension period that will be needed to complete the Business Combination.

If exercised, each Deposit will be placed in the Trust Account on or prior to the applicable Monthly Extension Option exercise deadline. If such Deposit is not timely made, the Company must either (i) consummate a Business Combination prior to the next monthly period or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments were not approved.

No Deposit will be made unless the Extension Amendments are approved and the Company determines to file the Charter Amendment. Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of a Business Combination. The Contributions will be forgiven if the Company is unable to consummate a Business Combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion as to whether to exercise a Monthly Extension Option. If the Company determines not to exercise a Monthly Extension Option at any time or if the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the Third Amended Extended Date and does not wish to seek an additional extension beyond such time, the Company will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.

You will have redemption rights in connection with the Extension Amendments; however, if the Extension Amendments are adopted, you will not have any redemption rights in connection with the Company exercising Monthly Extension Options.

Q. Why should I vote for the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation in order to allow the Company to redeem any public shares tendered for redemption, irrespective of whether such redemption would breach the Redemption Limitation and thus provide the Company additional flexibility to continue to pursue a Business Combination. If holders of enough of our public shares were to seek to exercise redemption rights in connection with their the consideration of the Extension Amendments and/or the Redemption Limitation Amendment Proposal such that the Redemption Limitation were to be breached, even if the Extension Amendments were approved by the requisite vote of stockholders, the Company would not be able to implement the Extension Amendments or effectuate such redemptions, as our charter currently requires any such amendment to be voided if the Redemption Limitation were to be breached as a result.

The Company believes that these limitations which may prevent it from completing an initial Business Combination are not needed. The purpose of such limitations were initially to ensure that our public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the charter would currently prevent the Company from being able to consummate an initial Business Combination even if all other conditions to closing are met.

We believe that the provisions of our charter described in the preceding paragraph were also included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial Business Combination in the timeframe contemplated by our charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, including the previous monetary contributions by the Company and Sponsor to the Trust Account made in connection with the exercise of Prior Monthly Extension Options, and our belief that the elimination of such limitations from our charter is in the best interest of the Company and our shareholders are warranted.

If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial Business Combination. Assuming the Extension Amendments are approved, the Company will have until the Third Amended Extended Date to complete its initial Business Combination.

The Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Q. How do the Achari insiders intend to vote their shares?	A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem the founder shares they purchased in a private placement prior to our IPO (such shares of common stock referred to herein as “founder shares”). With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. At the time of our IPO, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 20.0% of our issued and outstanding common stock. However, as a result of the redemptions which occurred in connection with our special meetings on December 22, 2022 and July 12, 2023, our directors, executive officers and their respective affiliates now own and are entitled to vote shares representing approximately 79.67% of our issued and outstanding common stock. Our directors, executive officers and their affiliates do not beneficially own any shares other than founder shares as of the date hereof.

Our directors, executive officers and their affiliates may also choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of Achari may be voted in favor of the proposals.

Q. What vote is required to approve each of the proposals and how are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon.

Approval of the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

With respect to each of the Proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

With respect to the Adjournment Proposal, abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. None of the Proposals are considered “discretionary” items. We urge you to give voting instructions to your broker on all proposals.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?	A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the Charter Amendment Proposal and the Trust Amendment Proposal, as applicable. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension Amendments are implemented, the Withdrawal Amount will be withdrawn from the Trust Account and shall be paid to the redeeming public stockholders.

However, unless the Redemption Limitation Amendment is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments.

The Board may decide to abandon the Extension Amendments if our shareholders do not approve the Charter Amendment Proposal and the Trust Amendment Proposal. Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not be permitted to redeem shares of common stock in an amount that would cause our net tangible assets to be less than $5,000,001, and therefore we may not be able to proceed with the adoption of the aforementioned Proposals unless we take certain other actions, which the Company may or may not pursue in the Company’s sole discretion.

Q. What if I don’t want to vote for the Redemption Limitation Amendment Proposal?	A. If you do not want the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the Redemption Limitation Amendment Proposal.

The Board may abandon the Redemption Limitation Amendment Proposal if our shareholders do not approve the Redemption Limitation Amendment Proposal or if our shareholders approve the Redemption Limitation Amendment Proposal but do not approve the Extension Proposal.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. At this time, other than the approval we are seeking to amend the Fourth Amended and Restated Certificate of Incorporation and Second Amended and Restated Investment Management Trust Agreement to allow for the exercise of Monthly Extension Options to extend the period by which we must consummate a Business Combination to the

Third Amended Extended Date as described herein, we do not currently anticipate seeking any further extensions with respect to the timing to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extension Amendments and/or the Redemption Limitation Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account and should receive the corresponding funds shortly after the stockholder meeting, which is scheduled for December 18, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by the Third Amended Extended Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q. What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Extension Amendments are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors – A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. However, unless the Redemption Limitation Amendment is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. The affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

Our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any founder shares held by them if we fail to complete our Business Combination by January 19, 2024, and will similarly waive such rights in connection with the Extension Amendments and the Redemption Limitation Amendment Proposal. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

Q What happens if the Redemption Limitation Amendment Proposal is not approved?	In certain circumstances, we may decide to not adopt certain Proposals, even if such Proposals are approved by our shareholders, and in such circumstances we would not redeem any shares. In any of these scenarios in which the Company decides to forgo adopting Proposals which have triggered a redemption right under our charter if such Proposals were to be adopted, you will not receive cash for any public shares you have elected to redeem as a result of the Company forgoing the adoption of such Proposals.

With respect to the Redemption Limitation Amendment Proposal, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or breaching the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid breaching the Redemption Limitation, which may include, but are not limited to, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as our outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our shareholders (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which may include the issuance of new shares of our common stock. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is breached, either because we do not take action to increase our net tangible assets or because our attempts to do so are not successful, then we may decide not to proceed with either the Extension Amendments or the Redemption Limitation Amendment Proposal, even if we have received sufficient votes to approve such Proposals, in all such circumstances in the Company’s sole discretion. In such a situation, any public shares which a public shareholder elected to redeem but which are not redeemed as a result of such Proposals not being adopted, shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by the applicable expiration date.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	A. If the Charter Amendment Proposal is approved, we will file the Charter Amendment (inclusive of the Redemption Limitation Amendment Proposal, if approved and adopted by the Company) with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until the Third Amended Extended Date. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Third Amended Extended Date.

If the Extension Amendments and/or the Redemption Limitation Amendment Proposal are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with any redemptions will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if any redemptions occur, and the amount remaining in the Trust Account following any such redemptions may be only a fraction of the amount that is expected to be in the Trust Account as of December 18, 2023. However, unless the Redemption Limitation Amendment Proposal is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension Amendments, our failure to complete the Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $10.15 per share, and our warrants will expire worthless. In certain circumstances, our public stockholders may receive less than $10.15 per share (the amount originally deposited in our Trust Account upon the consummation of our IPO) on the redemption of their shares. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Q. If the Proposals are approved and adopted and the existing Redemption Limitation is breached as a result of redemptions in connection with the adoption of the Proposals, will our securities remain listed on Nasdaq following shareholder redemptions?

A. Our public shares, units and warrants are listed on the Nasdaq. We are subject to, and currently deficient with respect to, several of Nasdaq’s continued listing standards which we are required to comply with in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our public shares include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35 million. Pursuant to the terms of our charter, in connection with the Extension Amendment Proposals and/or the Redemption Limitation Amendment Proposal, public shareholders may elect to redeem their public shares and, as a result, we may have further difficulty with respect to regaining compliance with Nasdaq’s continued listing requirements.

If we do not regain compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are “penny stocks” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and potentially in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) being deemed a less attractive acquisition vehicle to a target business in connection with an initial Business Combination.

The Company has requested a hearing with Nasdaq, which is scheduled for December 7, 2023, to present the Company’s plan to regain compliance with Nasdaq’s continued listing standards. The hearing request will stay the suspension of trading of the Company’s securities, and the Company’s securities will continue to trade on Nasdaq until the hearing process concludes and the Nasdaq hearings panel issues a written decision at some point after the hearing. There can be no assurance that the Nasdaq hearings panel will grant the Company’s request for an extension to demonstrate compliance with all applicable listing standards.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public shares, units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we may be subject to additional to regulation in each state in which we offer our securities.

For further information please see “Risk Factor –We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange.”

Q. Would I still be able to exercise my redemption rights in connection with a business combination if I approve the Extension Amendments and/or the Redemption Limitation Amendment?	A. Unless you elect to redeem all of your shares in connection with the Extension Amendments and and/or the Redemption Limitation Amendment, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will also retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

Q. How do I attend the meeting?	A. If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below.

You can pre-register to attend the virtual meeting starting December 12, 2023 at 12:00 p.m. Eastern time (four business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/acharivc/sm2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S.

and Canada; when prompted enter the pin number 8950249#. This is listen only, you will not be able to vote or enter questions during the meeting.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Achari’s proxy solicitor, prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066, Attention: Merrick Friedman, Secretary.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting online, you must follow the instructions included with the enclosed proxy card.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to each of the proposals, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 1,569,1601 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?	A. Only holders of record of our common stock at the close of business on November 29, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 3,138,321 shares of common stock, including 638,321 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal if such proposal is presented.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Achari’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements.

Q. What if I object to the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal and and/or Trust Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Trust Amendment Proposal to be approved, you must vote against such proposals, as applicable, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make a Redemption Election if you vote against, abstain or do not vote on the Charter Amendment, the Redemption Limitation Amendment Proposal and/or the the Trust Amendment Proposal. In addition, public stockholders who do not make a Redemption Election would be entitled to redemption if we have not completed a Business Combination by the Third Amended Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment, the Redemption Limitation Amendment or the Trust Amendment under the DGCL.

Q. What happens to the Achari warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors – A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. However, unless the Redemption Limitation Amendment Proposal is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. The affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

Q. What happens to the Achari warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until the Third Amended Extended Date, and expect to retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of our common stock, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre- addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Achari common stock?	A. If the Extension Amendments and/or the Redemption Limitation Amendment Proposal are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed Business Combination, or request to amend our charter in connection with seeking approval for a further extension of time to consummate a Business Combination if the Company has not consummated a Business Combination by the Third Amended Extended Date.

In connection with tendering your shares for redemption, you must submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent and elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, prior to 5:00 p.m. Eastern time on December 14, 2023 (two business days prior to the special meeting), or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

In the event that a public stockholder tenders shares and the Extension Amendments and/or Redemption Limitation Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendments and/or Redemption Limitation Amendment Proposal will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendments and/or Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the adoption of the Extension Amendments and/or Redemption Limitation Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies virtually, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, to be filed with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?	A. If you have questions, you may write or call Achari’s proxy solicitor at the address below:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: AVHI.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. The statements contained in this report that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement and the documents to which we refer you in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties may include, but are not limited to, for example, the following risks, uncertainties and other factors:

•	our stockholders approval of the Proposals and the Company’s ability to adopt them;

•	the ability of the Company to reach an agreement on, finance or consummate a Business Combination;

•	unanticipated delays in the distribution of the funds from the Trust Account;

•	claims by third parties against the Trust Account;

•	the volatility of the market price and liquidity of our securities;

•	proposed changes in SEC rules related to special purpose acquisition companies; or

•	our ability to comply with the continued listing standards of Nasdaq.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 14, 2021 (Registration No. 333-258476), our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 and in the other reports we file with the SEC before making any voting decision or a redemption decision. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Our Sponsor, certain members of our Sponsor and officers own a substantial number of shares of our common stock and can approve the Proposals and the Adjournment Proposal, if presented, with minimal support from other stockholders.

As a result of the following redemptions by our public stockholders in connection with our special meetings held on December 22, 2022 and July 12, 2023, our Sponsor, certain members of our Sponsor, directors and officers collectively own approximately 79.67% of the outstanding shares of our common stock entitled to vote at this special meeting, and plan to vote all of the shares of our common stock owned by them in favor of the Proposals, including (if presented) the Adjournment Proposal. Assuming that a quorum is achieved at the special meeting and our Sponsor, certain members of our Sponsor and our directors and officers vote all of the shares of our common stock owned by them at the special meeting, the Proposals (including the Adjournment Proposal, if presented) can be approved at the special meeting even if some or all of our other public stockholders do not approve the such proposals. Assuming that a quorum is achieved at the special meeting and our Sponsor, directors and officers vote all of the shares of our common stock owned by them at the special meeting, we would not need any additional public shares to be voted in favor of the Proposals or the Adjournment Proposal in order to have the Proposals or the Adjournment Proposal approved.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, it may have a conflict of interest in the approval of the proposals at the special meeting.

In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the 2,500,000 founder shares held directly and indirectly by the Sponsor and certain members of the Sponsor and the 7,133,333 private warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares and to public shareholders, and not to the Sponsor or any members of the Sponsor who do not, as of the date hereof, own any public shares, and will not receive any funds from a liquidation of the Trust Account with respect to any founder shares or private placement warrants they own directly or indirectly. In addition, certain of our executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if a Business Combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after the Business Combination, even if other holders of our common stock experience a negative rate of return, due to our Sponsor having initially purchased the founder shares for an aggregate purchase price of $25,000. The personal and financial interests of our Sponsor, certain member of our Sponsor, directors and officers may influence their motivation in identifying selecting, or approving a target business combination to consummate a potential Business Combination with and therefore may have interests different from your interests as a stockholder in connection with the proposals being presented at this special meeting.

There are no assurances that the Extension Amendments will enable us to complete a Business Combination.

Approving the Extension Amendments involves a number of risks. Even if the Extension Amendments are approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Third Amended Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendments are approved, the Company expects to seek stockholder approval of a Business Combination after entering into a merger agreement with a target business. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendments, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension Amendments or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all, which could make us less attractive to potential targets. The fact that we will have separate redemption events in connection with the Extension Amendments, the Redemption Liquidation Amendment Proposal and the Business Combination votes could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Delays in the government budget process or a government shutdown may materially adversely affect our ability to complete a Business Combination or the operations of the combined company following a Business Combination.

Each year, the U.S. Congress must pass all spending bills in the federal budget. If any such spending bill is not timely passed, a government shutdown will close many federally run operations, which includes those of the SEC, and halt work for federal employees unless they are considered essential. If a government shutdown was to occur, and the SEC were to remain closed for a prolonged period of time, we may not be able to complete our initial business combination by January 19, 2024 (or by the Third Amended Extended Date as may be approved by our shareholders in connection with this special meeting), particularly if the SEC is unable to timely review our filings, or those of a target business or other entity, that relate to our Business Combination or to declare such filings effective as may be applicable. Additionally, following consummation of our Business Combination, the combined company’s operations or its ability to raise additional capital to support its operations could be materially adversely affected by any prolonged government shutdown.

There is no guarantee that redeeming public shares will put public stockholders in a better future economic position.

We can give no assurance as to the market value of our public shares in the future. If a public stockholder chooses to redeem some or all of its public shares in connection with the Extension Amendments and/or the Redemption Limitation Amendment, future events (in particular, the consummation of a Business Combination) may cause an increase of the market price of our public shares, which may result in a lower value realized by redeeming public shares than a public stockholder might have realized if it did not redeem its public shares.

In the event the Extension Amendments and/or the Redemption Limitation Amendment are approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

In connection with the Extension Amendments and/or the Redemption Limitation Amendment, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our shares. As a result, you may be unable to sell your shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our investments or business, including our ability to negotiate and complete a Business Combination.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures with respect to potential business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; potentially increasing the liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no assurance as to if or when the new proposed rules and amendments will be adopted by the SEC or, if adopted, as to any changes that may be made to such proposed rules and amendments prior to their adoption or as to when the new rules and amendments would become effective. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete a Business Combination and may increase the costs and time related thereto.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company. To mitigate the risk of that result, we have instructed the trustee to liquidate the securities held in our Trust Account prior to the 24-month anniversary of our IPO Registration Statement (as defined below) and instead to hold the funds in our Trust Account in cash or an interest-bearing bank deposit account at a national bank. As a result, we may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including with respect to a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. While the funds in our Trust Account have been held since the Company’s IPO, only in cash, interest-bearing bank deposit accounts, government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted and we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds.

To mitigate the risk of being deemed an investment company under the Investment Company Act, we have instructed the trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption may not increase, or may only minimally increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an investment company under the Investment Company Act, we may abandon our efforts to consummate a Business Combination and instead liquidate the Company.

Our IPO Registration Statement was declared effective in October 14, 2021, more than 24 months ago, and we have not yet completed a Business Combination. Accordingly, we would not meet the criteria for this safe harbor under the SPAC Rule Proposals. In addition, even though we have instructed the trustee with respect to the Trust Account to liquidate any U.S. government treasury obligations or money market funds held in the Trust Account prior to the 24-month anniversary of the effective date of the IPO Registration Statement and thereafter to maintain all funds in the Trust Account in an interest-bearing demand deposit account at a national bank, we may still be deemed to be an investment company.

The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its Trust Account in cash (i.e., in one or more bank accounts). Accordingly, we have instructed the trustee of our Trust Account to liquidate any such securities and instead hold all funds in the Trust Account in interest-bearing demand deposit accounts at a national bank.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. Effective with respect to repurchases after December 31, 2022, the IRA provides for a U.S. federal 1% excise tax on certain repurchases of stock by “covered corporations” (generally, publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations). The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased during the taxable year, net of the fair market value of certain new stock issuances during the same taxable year. In addition, the excise tax does not apply to the extent the applicable redemption is treated as a “dividend” for United States federal income tax purposes. Certain other exceptions apply to the excise tax. The Treasury Department and the Internal Revenue Service recently issued interim guidance addressing certain key aspects of the excise tax, on which taxpayers can rely until issuance of forthcoming proposed regulations, which are anticipated to be generally retroactive to January 1, 2023 when finalized. Significantly, the interim guidance clarifies that a complete liquidation of a covered corporation is not generally subject to the excise tax. In the event that the Extension Amendments and/or the Redemption Limitation Amendment is implemented and any redemptions are made, such redemptions may subject us to excise tax liability under the IRA. Additionally, the IRS recently announced that taxpayers will not be required to report or pay the excise tax before the timeframe specified in the forthcoming regulations and that there will be no additional tax for failing to report and pay the excise tax prior to the timeframe specified in the forthcoming regulations. As such, the due date for any excise tax payable by the Company will not be known until the issuance of the forthcoming regulations.

As previously disclosed, at the Company’s special meeting held on December 22, 2022, holders of 8,980,535 shares of common stock of the Company exercised their right to redeem their shares for cash at an approximate redemption price of $10.24 per share, resulting in an aggregate payment to such redeeming shareholders of approximately $92,009,330. The Company sent notice to the transfer agent of the Company’s shares and trustee of the Trust Account on December 22, 2022, instructing them to consummate the redemption resulting from the special meeting, canceling the applicable shares as of December 22, 2022 and initiating withdrawal procedures with regard to payment of the applicable redemptions. The Company was informed by the trustee of the Trust Account that, as of December 31, 2022, a balance of $34,198,758 of the funds payable to redeeming holders had not yet been distributed. As a result, and in connection with a potential excise tax on share repurchases imposed by the IRA, we have recorded a current liability in our financial statements with respect to the possibility of an excise tax liability assessment.

We have also recorded an excise tax liability in connection with redemptions which occurred in connection with our special meeting held on July 12, 2023, where holders of 381,144 shares of common stock exercised their right to redeem their shares for cash at an approximate price of $10.50 per share, resulting in an aggregate payment to such redeeming shareholders of approximately $4,002,722.

We expect to record a further excise tax liability in connection with any redemptions which occur in connection with certain of the Proposals being subject to shareholders for approval at this special meeting. As the Company has previously disclosed, the Company has determined that funds in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities which may be imposed as a result of the IRA.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Our sponsor is not controlled by and does not have substantial ties with any non-U.S. person. Mr. Desai, who is the Company’s Chief Executive Officer, is a U.S. citizen. As a result, we do not expect the Company to be considered a “foreign person” under the regulations administered by the Committee on Foreign Investment in the United States (“CFIUS”). However, if our Business Combination becomes subject to CFIUS review, CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete our Business Combination on or prior to January 19, 2024 (or up to the Third Amendment Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved) because the review process drags on beyond such timeframe or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal and the Trust Amendment

Proposal have been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.15 per share (the amount originally deposited in our Trust Account upon the consummation of our IPO).

Our placing of funds in the Trust Account upon the consummation of our IPO may not protect those funds from third-party claims against us. Although we previously have, and will continue to seek to have all vendors, service providers (except for our independent registered public accounting firm and legal counsel), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements, they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Marcum LLP, our independent registered public accounting firm, our legal counsel Katten Muchin Rosenman LLP and the underwriters of our IPO have not executed agreements with us waiving such claims to the monies held in the Trust Account.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete a Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with a Business Combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.15 per share initially held in the Trust Account, due to claims of such creditors.

Pursuant to our letter agreement, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that our Sponsor’s only assets are securities of the Company. Therefore, it is unlikely that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for a Business Combination and redemptions could be reduced to less than

$10.15 per share. In such event, we may not be able to complete a Business Combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange or may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemptions in connection with the approval of the Extension Amendments and/or the Redemption Limitation Amendment, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.

Our common stock, units and warrants are listed on Nasdaq. As a result, we are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq’s exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future or prior to our initial Business Combination.

In order to continue listing our securities on Nasdaq prior to our initial Business Combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum amount in stockholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders).

On January 22, 2023, we received a letter from Nasdaq indicating that the Company was not in compliance with Listing Rule 5450(b)(2)(B) as a result of the Company’s failure to maintain at least 1,100,000 publicly held shares. The Company submitted a plan to regain compliance on March 9, 2023, and on March 30, 2023, Nasdaq granted the Company an extension to regain compliance with Nasdaq’s Listing Rule 5450(b)(2)(B).

On February 24, 2023, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Listing Rule 5450(b)(2)(C) as a result of the Company’s failure to maintain a minimum market value of publicly held shares of $15,000,000 over the previous 30 consecutive trading days. On August 7, 2023, the Company received a written notification from Nasdaq indicating that the Company had regained compliance under Listing Rule 5450(b)(2)(C), and accordingly, that such matter was now closed.

On April 24, 2023, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Listing Rule 5250I(1) as a result of the Company’s delay in filing its Annual Report on Form 10-K for the year ended December 31, 2022. On April 25, 2023, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC and received a written notification from Nasdaq indicating that the Company had regained compliance under Listing Rule 5250I(1), and accordingly, that such matter was now closed.

On May 23, 2023, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Listing Rule 5250I(1) as a result of the Company’s delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. On May 26, 2023, the Company filed its Form 10-Q for the period ended March 31, 2023 with the SEC and, on June 1, 2023, received a written notification from Nasdaq indicating that the Company had regained compliance under Listing Rule 5250I(1), and accordingly, that such matter was now closed.

On June 22, 2023, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Listing Rule 5450(b)(2)(B) as a result of the Company’s failure to maintain 1,100,000 publicly held shares. On July 21, 2023, the Company filed a Form 8-K with the SEC disclosing, among other things, certain details regarding the Company’s beneficial ownership and outstanding common stock. On August 7, 2023, the Company received a written notification from Nasdaq indicating that the Company had regained compliance under Listing Rule 5450(b)(2)(B), and accordingly, that such matter was now closed.

On October 3, 2023, the Company had not regained compliance with the Market Value of Listed Securities (“MVLS”) requirement because the Company’s MVLS was below the $50,000,000 minimum MVLS requirement for the proceeding 30 consecutive trading days for continued listing on Nasdaq and under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”) and as a result received a delist determination. On October 9, 2023, the Company received an additional letter from the Staff stating that on September 3, 2023, the Company reported less than the 400 total shareholders required under Nasdaq Listing Rule 5450(a)(2), and this matter served as an additional basis for delisting the Company’s securities.

The Company has requested a hearing, which is scheduled for December 7, 2023, to present to Nasdaq their plan to regain compliance with Nasdaq’s continued listing standards. The hearing request will stay the suspension of trading of the Company’s Securities, and the Company’s Securities will continue to trade on Nasdaq until the hearing process concludes and the Nasdaq hearings panel (the “Panel”) issues a written decision at some point after the hearing. There can be no assurance that the Panel will grant the Company’s request for an extension to demonstrate compliance with all applicable listing standards.

Pursuant to the terms of our charter, in the event the Extension Amendments and/or the Redemption Limitation Amendment is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may face further difficulty with regaining compliance with our current continued listing standard deficiencies described above. We expect that if our common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the adoption of the Extension Amendments and/or the Redemption Limitation Amendment if approved. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect that our securities will be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and potentially a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, the Company’s securities if our securities are de-listed from Nasdaq. Delisting would likely also reduce the visibility, liquidity and value of the Company’s securities, including as a result of reduced institutional investor interest in the Company, and may increase the volatility of the Company’s securities. Delisting could also cause a loss of confidence of potential business combination partners, which could further harm our ability to consummate a business combination. Alternatively, the Company could take steps to wind down the Company if it is delisted from Nasdaq.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our securities are listed on Nasdaq, our units, public shares and warrants are considered covered securities under such statute. Although states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we may be subject to additional regulation in each state in which we offer our securities, including in connection with a Business Combination.

Additionally, in connection with a Business Combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq following consummation of the Business Combination. For instance, our stock price would generally be required to be at least $4.00 per share, our stockholders’ equity would generally be required to be at least $5.0 million and we would be required to have a minimum of 300 round lot holders (with at least 50% of such round lot holders holding securities with a market value of at least $2,500) of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time.

In connection with our efforts to regain compliance with Nasdaq’s continued listing standards as further described herein, we have undertaken certain actions, including for example transferring founder shares held by our Sponsor to certain members of our Sponsor. If the Extension Amendments are approved by our shareholders, our Sponsor may subsequently undertake certain additional actions, which may include, but may not be limited to, further transfers of founder shares held by our Sponsor to individual members of our Sponsor, or certain other actions, in order to attempt to regain compliance with Nasdaq’s continued listing standards. For the avoidance of doubt, all shares previously transferred as described in the foregoing sentence and any shares transferred in a similar fashion in the future shall remain subject to the same transfer restrictions and other limitations as the founder shares which continue to be held by our Sponsor, including any and all restrictions contained in the letter agreement entered into in connection with our IPO and for the further avoidance of doubt, any such founder shares will not be eligible to receive liquidating distributions from the Trust Account under any circumstances, including in the event that we fail to complete our Business Combination, nor shall such transfers (past or present) increase the overall amount of founder shares issued or in circulation, or in any way affect our public stockholders’ existing percentage ownership of our Company. As of the date hereof, 1,572,400 founder shares are held directly by our Sponsor and 927,600 founder shares are held directly by members of the Sponsor.

BACKGROUND

Our Company

We are a blank check company incorporated as a Delaware corporation on January 25, 2021, whose business purpose is to enter into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On October 19, 2021, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit, generating gross proceeds of $100,000,000. Each unit consisted of one share of common stock and one redeemable warrant (a “public warrant”), with each public warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share.

Our units began trading on October 14, 2021 on Nasdaq under the symbol “AVHIU.” Commencing on November 17, 2021, the shares of common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “AVHI” and “AVHIW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “AVHIU.”

In February 2021, our Sponsor purchased 2,156,250 founder shares, and in June 2021, we effected a 1.3333-for-1.0 stock split of our common stock, so that our Sponsor owned an aggregate of 2,875,000 founder shares prior to the IPO. Due to the fact that the underwriters of our IPO did not exercise their over-allotment option, our Sponsor forfeited 375,000 of such shares on November 29, 2021. As a result, our Sponsor (and certain member of our Sponsor) currently hold a balance of 2,500,000 founder shares.

Simultaneously with the consummation of our IPO, we consummated a private placement of 7,133,333 private warrants with our Sponsor at a price of $0.75 per private warrant, generating gross proceeds of $5,350,000.

Following the closing of our IPO, a total of $101,500,000 from the net proceeds of the sale of the units in our IPO and the sale of the private warrants to our Sponsor was placed in the Trust Account established for the benefit of our public stockholders with Continental Stock Transfer & Trust Company acting as trustee.

At a special meeting of the Company’s shareholders held on December 22, 2022, the shareholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation and Investment Management Trust Agreement to provide that the Company had the option to extend the period by which it must consummate a Business Combination by up to six months, from the Original Expiration Date of January 19, 2023, to July 19, 2023, with such extension exercisable in six single-month increments. At a second special meeting of the Company’s shareholders held on July 12, 2023, the shareholders of the Company approved additional amendments to the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Investment Management Trust Agreement, which provided the Company with the option to extend the period by which it must consummate a Business Combination by an additional six months, or from July 19, 2023 to January 19, 2024. Each of the extension options approved at the previous special meetings held on December 22, 2022 and July 12, 2023, respectively, were exercisable in six single-month increments (each such monthly extension option, the “Prior Monthly Extension Option(s)”), for an aggregate twelve-month total extension period if each such Prior Monthly Extension Option were to be exercised, by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.05 for each share of our common stock included in the units which were sold in our IPO and which remained outstanding on the date of such deposit. As of the date hereof, eleven of twelve such Prior Monthly Extension Options have been exercised, and we intend to exercise the twelfth and final Prior Monthly Extension Option in the coming days. At the time of the special meeting, we expect there to be approximately $6,954,172 in the Trust Account (including accrued interest and net of estimated taxes).

The mailing address of our principal executive office is 60 Walnut Avenue, Suite 400, Clark, NJ 07066, and our telephone number is (732) 340-0700.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2023 annual meeting of our stockholders will be held on December 18, 2023 at 12:00 p.m. Eastern time. The special meeting will be held virtually at https://www.cstproxy.com/acharivc/sm2023.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on November 29, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon.

Approval of the Auditor Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon.

With respect to each of the Proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide. With respect to the Adjournment Proposal, abstentions will have the same effect as “AGAINST” votes and broker non-votes will have no effect on the approval of the Adjournment Proposal.

At the close of business on the record date, there were 3,138,321 outstanding shares of common stock, including 638,321 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the proposals approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension Amendments and/or the Redemption Limitation Amendment are implemented, which will be paid shortly after the special meeting scheduled for December 18, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the proposals or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited virtually or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting.

We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies virtually, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL NO. 1—THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

We are proposing to amend our charter to extend the date by which we must consummate a Business Combination to the Third Amended Extended Date. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension Amendments. A copy of the proposed amendment to the charter of the Company to effectuate the Charter Amendment is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the Extension Amendments are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Charter Amendment

The prospectus relating to our IPO, dated October 14, 2021 (the “IPO Prospectus”), and our original charter, provided that we had until January 19, 2023 (referred to herein as the “Original Expiration Date”), or 15 months following the closing of our IPO, to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). Our original charter and original trust agreement also provided that we had the option, by resolution of our board of directors (our “Board”), and if requested by Achari Sponsor Holdings I LLC, our Company’s sponsor (“Sponsor”), to extend the period by which we must consummate such a Business Combination for a total of three months (the “Original Extension Option”), from the Original Expiration Date of January 19, 2023, to April 19, 2023, by depositing $0.10 for each share of our common stock included in the units which were sold to the public in our IPO into our Trust Account, as more fully described in our IPO Prospectus.

At a special meeting of the Company’s shareholders held on December 22, 2022, the shareholders of the Company approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation and Investment Management Trust Agreement to provide that the Company had the option to extend the period by which it must consummate a Business Combination by up to six months, from the Original Expiration Date of January 19, 2023, to July 19, 2023, with such extension exercisable in six single-month increments. At a second special meeting of the Company’s shareholders held on July 12, 2023, the shareholders of the Company approved additional amendments to the Company’s Third Amended and Restated Certificate of Incorporation and Second Amended and Restated Investment Management Trust Agreement, which provided the Company with the option to extend the period by which it must consummate a Business Combination by an additional six months, or from July 19, 2023 to January 19, 2024. Each of the extension options approved at the previous special meetings held on December 22, 2022 and July 12, 2023, respectively, were exercisable in six single-month increments (each such monthly extension option, the “Prior Monthly Extension Option(s)”), for an aggregate twelve-month total extension period if each such Prior Monthly Extension Option were to be exercised, by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.05 for each share of our common stock included in the units which were sold in our IPO and which remained outstanding on the date of such deposit. As of the date hereof, eleven of twelve such Prior Monthly Extension Options have been exercised.

If the Extension Amendments described in the Company’s proxy statement are approved, we will have the option to extend the period by which we must consummate a Business Combination by an additional six months, from the Current Expiration Date of January 19, 2024, to the Third Amended Extended Date of July 19, 2024 (assuming all six Monthly Extension Options are exercised), by depositing into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit. If the Extension Amendments are approved by our shareholders and adopted, the Monthly Extension Option(s) will be exercisable on a per-month basis and up to six times, each upon five calendar day’s advance notice to the Trustee. As of the date hereof, eleven of the twelve Prior Monthly Extension Options available to us under our existing charter have been exercised, and if the Extension Amendments are not approved by our shareholders and adopted, we expect to begin a liquidation process as further described elsewhere herein.

In certain circumstances, we may decide to not adopt certain Proposals, even if such Proposals are approved by our shareholders, and in such circumstances we would not redeem any shares For the avoidance of doubt, the Company maintains sole discretion as to whether to adopt any such Proposals which are approved by the shareholders at the special meeting. In any of these scenarios in which the Company decides to forgo adopting Proposals which have triggered a redemption right under our charter if such Proposals were to be adopted, you will not receive cash for any public shares you have elected to redeem as a result of the Company forgoing the adoption of such Proposals. we receive notice of redemptions of public shares approaching or breaching the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid breaching the Redemption Limitation, which may include, but are not limited to, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as our outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our shareholders (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which may include the issuance of new shares of our common stock. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is breached, either because we do not take action to increase our net tangible assets or because our attempts to do so are not successful, then we may decide not to proceed with either the Extension Amendments or the Redemption Limitation Amendment Proposal, even if we have received sufficient votes to approve such Proposals, in all such circumstances in the Company’s sole discretion. In such a situation, any public shares which a public shareholder elected to redeem but which are not redeemed as a result of such Proposals not being adopted, shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by the applicable expiration date.

As previously disclosed in the Current Report on Form 8-K filed with SEC on December 7, 2023 (the “BCA Announcement 8-K”), the Company, Vaso Corporation, a Delaware corporation (“Vaso”) and Achari Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, entered into a Business Combination Agreement , dated as of December 6, 2023, contemplating several transactions in connection with which Achari will become the parent company of Vaso (the “Vaso Business Combination”). For more information about the Vaso Business Combination, please refer to the refer to the BCA Announcement 8-K.

The purpose of the Extension Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Vaso Business Combination, or another Business Combination. You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time.

If the Extension Amendments are approved and adopted, and the Company decides to exercise a Monthly Extension Option, in connection with any additional monthly period that is needed by the Company to complete a Business Combination following the Current Expiration Date, and prior to the Third Amended Extended Date, the Company will make a Deposit into the Trust Account of the lesser of (x) $100,000 and (y) $0.04 for each public share which remains outstanding on the date of such Deposit. If the Company does not have the funds necessary to make such Deposit referred to above, our Sponsor has agreed that it and/or any of its affiliates or designees will contribute to the Company as a loan any amounts needed in order for the Company to make the Deposit described above. The actual amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendments and the length of the extension period that will be needed to complete the Business Combination.

If exercised, each Deposit will be placed in the Trust Account on or prior to the Monthly Extension Option exercise deadline. If such Deposit is not timely made, the Company must either (i) consummate a Business Combination prior to the next monthly period or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments were not approved.

No Deposit will be made unless the Extension Amendments are approved and the Company determines to file the Charter Amendment. Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of a Business Combination. The Contributions will be forgiven if the Company is unable to consummate a Business Combination, except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion as to whether to exercise a Monthly Extension Option. If the Company determines not to exercise a Monthly Extension Option at any time or if the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the Third Amended Extended Date and does not wish to seek an additional extension beyond such time, the Company will wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures that would be applicable if the Extension Amendments are not approved.

If the Charter Amendment is Not Approved

If the Extension Amendments are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors — A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of at least 65% of our outstanding shares of common stock. The affirmative vote of at least a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

Our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any shares held by them if we fail to complete our Business Combination by January 19, 2024 or July 19, 2024, if the Extension Amendments are approved and adopted and all Monthly Extension Options are exercised). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

In connection with our efforts to regain compliance with Nasdaq’s continued listing standards as further described herein, we have undertaken certain actions, including for example transferring founder shares held by our Sponsor to certain members of our Sponsor. If the Extension Amendments are approved by our shareholders, our Sponsor may subsequently undertake certain additional actions, which may include, but may not be limited to, further transfers of founder shares held by our Sponsor to individual members of our Sponsor, or certain other actions, in order to attempt to regain compliance with Nasdaq’s continued listing standards. For the avoidance of doubt, all shares previously transferred as described in the foregoing sentence and any shares transferred in a similar fashion in the future shall remain subject to the same transfer restrictions and other limitations as the founder shares which continue to be held by our Sponsor, including any and all restrictions contained in the letter agreement entered into in connection with our IPO and for the further avoidance of doubt, any such founder shares will not be eligible to receive liquidating distributions from the Trust Account under any circumstances, including in the event that we fail to complete our Business Combination, nor shall such transfers (past or present) increase the overall amount of founder shares issued or in circulation, or in any way affect our public stockholders’ existing percentage ownership of our Company. As of the date hereof, 1,572,400 founder shares are held directly by our Sponsor and 927,600 founder shares are held directly by members of the Sponsor. For further information please see “Risk Factors — We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange and may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemption in connection with the approval of the Extension Amendments, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.”

If the Charter Amendment is Approved

If the Charter Amendment Proposal is approved, we will file the Charter Amendment (inclusive of the Redemption Limitation Amendment Proposal, if approved and adopted by the Company) with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until the Third Amended Extended Date. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Third Amended Extended Date.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension Amendments, our failure to complete the Business Combination within the requisite time period will require us to liquidate.

If we liquidate, our public shareholders may only receive $10.15 per share (the amount originally deposited in our Trust Account upon the consummation of our IPO), and our warrants will expire worthless. In certain circumstances, our public stockholders may receive less than $10.15 per share (the amount originally deposited in our Trust Account upon the consummation of our IPO) on the redemption of their shares. Please see “Risk Factors — If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.15 per share (the amount originally deposited in our Trust Account upon the consummation of our IPO).” This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Vaso Business Combination or any other proposed Business Combination at this time. If the Extension Amendments and/or the Redemption Limitation Amendment Proposal is implemented and you do not elect to redeem your public shares in connection with the Extension Amendments and/or the Redemption Limitation Amendment, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by the Third Amended Extended Date.

If the Extension Amendments and/or the Redemption Limitation Amendment Proposal are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with any redemptions will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if any redemptions occur, and the amount remaining in the Trust Account following any such redemptions may be only a fraction of the amount that is expected to be in the Trust Account as of December 18, 2023. However, unless the Redemption Limitation Amendment Proposal is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension Amendments are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. However, unless the Redemption Limitation Amendment Proposal is approved by our stockholders and adopted, we will not proceed with the adoption of the Extension Amendments if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendments. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter. In addition, public stockholders who vote for the Charter Amendment and do not make a Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by the Third Amended Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON DECEMBER 14, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND EXTENSION AMENDMENTS.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount expected to be in the Trust Account as of December 18, 2023, this would amount to approximately $10.89 per share (including accrued interest and net of estimated taxes). The closing price of the common stock on December 7, 2023, was $10.75.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the adoption of the Charter Amendment.

In connection with tendering your shares for redemption, you must submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent and elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, prior to 5:00 p.m. Eastern time on December 14, 2023 (two business days prior to the special meeting), or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

In the event that a public stockholder tenders shares and the Extension Amendments and/or Redemption Limitation Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendments and/or Redemption Limitation Amendment Proposal will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendments and/or Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendments and/or Redemption Limitation Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Possible Claims Against and Impairment of the Trust Account

Our Sponsor has agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.15 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third-party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of its IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.89 (based on the amount expected to be in the Trust Account as of December 18, 2023, including accrued interest and net of estimated taxes). Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15, plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the Trust Account are reduced below $10.15 per public share and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.15 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. The Charter Amendment and the Trust Amendment are each cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 79.67% of our issued and outstanding common stock.

In addition, the Sponsor or the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal is not approved by January 19, 2024, in accordance with our charter, the founder shares and the private placement warrants, which were acquired directly from us, will be worthless;

•

In connection with the IPO, our Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•

All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•

None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential Business Combination and receive compensation thereafter; and

•

Our executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if we fail to obtain the Extension Amendments, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable the adoption of the Charter Amendment.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation in order to allow the Company to redeem any public shares tendered for redemption, irrespective of whether such redemption would breach the Redemption Limitation and thus provide the Company additional flexibility to continue to pursue a Business Combination. The Company’s charter provides the following:

Section 9.2 Redemption Rights. (a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Fourth Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

Section 9.2 Redemption Rights. (e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the common stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

Section 9.2 Redemption Rights. (f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a pershare price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

The purpose of the Redemption Limitation requirements (set forth in the text above and in Annex A to this proxy statement) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore would not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its charter to remove the Redemption Limitation requirements listed above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Global Market if the Redemption Limitation is removed from our charter. However, please see please see “Risk Factors — We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange and may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemption in connection with the approval of the Extension Amendments, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.” with respect to the delisting notices we have received from Nasdaq and certain other matters, including our scheduled hearing with Nasdaq on December 7, 2023, with respect to our plan to regain compliance with Nasdaq’s continued listings standards. We cannot assure you that the Nasdaq hearings Panel will grant the Company’s request for an extension to demonstrate compliance with all applicable listing standards at the hearing, or that our securities will remain listed on Nasdaq following the conclusion of the hearing process. If our securities were to be delisted from Nasdaq, we would no longer be able to rely on the exclusion from the Exchange Rule as a result of our securities no longer being listed on Nasdaq.

Rule 419 Blank Check Companies and “Penny Stock” Issuers

As disclosed in our IPO prospectus, since the net proceeds our IPO and the sale of the private placement warrants are intended to be used to complete an initial business combination with a target business that has not been identified, we may be deemed to be a “blank check” company under the United States securities laws.

Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the sections of the charter as reproduced above, was intended to ensure that through the consummation of an initial Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the Nasdaq Global Market and have been since the consummation of its IPO. The Company believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary. However, please see “Risk Factors — We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange and may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemption in connection with the approval of the Extension Amendments, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.” with respect to the delisting notices we have received from Nasdaq and certain other matters, including our scheduled hearing with Nasdaq on December 7, 2023, with respect to our plan to regain compliance with Nasdaq’s continued listings standards. We cannot assure you that the Nasdaq hearings Panel will grant the Company’s request for an extension to demonstrate compliance with all applicable listing standards at the hearing, or that our securities will remain listed on Nasdaq following the conclusion of the hearing process. If our securities were to be delisted from Nasdaq, we would no longer be able to rely on the exclusion from the “penny stock” rules set forth in Exchange Rule as a result of our securities no longer being listed on the Nasdaq.

Reasons for the Redemption Limitation Amendment

Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the charter which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination. The charter limits the Company’s ability to consummate an initial Business Combination, or to redeem public shares in connection with an initial Business Combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such Redemption Limitation was initially to ensure that our public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial Business Combination, the charter currently would prevent the Company from being able to consummate an initial Business Combination, even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved, the charter would be amended to delete the Redemption Limitation language from the charter set forth in the text above and in Annex A to this proxy statement.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect any redemptions in connection with the special meeting irrespective of whether such redemptions would breach the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposals are also approved), we plan to file a Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in substantially the form as set forth in Annex A of this proxy statement and, assuming the Extension Amendment Proposals and the Redemption Amendment Proposals are approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of public shares approaching or breaching the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid breaching the Redemption Limitation, which may include, but are not limited to, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as our outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our shareholders (d) purchasing public shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which may include the issuance of new shares of our common stock. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is breached, either because we do not take action to increase our net tangible assets or because our attempts to do so are not successful, then we may decide not to proceed with either the Extension Amendments or the Redemption Limitation Amendment Proposal, even if we have received sufficient votes to approve such Proposals, in all such circumstances in the Company’s sole discretion. In such a situation, any public shares which a public shareholder elected to redeem but which are not redeemed as a result of such Proposals not being adopted, shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their public shares redeemed for cash if the Company has not completed an initial Business Combination by the applicable expiration date.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Redemption Limitation Amendment is not approved, the Redemption Limitation Amendment will not be implemented. With respect to the Redemption Limitation Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 79.67% of our issued and outstanding common stock.

Recommendation of the Board

Our Board has determined that the Redemption Limitation Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment.

Our Board recommends that you vote “FOR” the Redemption Limitation Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 3—THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

In connection with our IPO, $101,500,000 was initially placed in the Trust Account governed by our trust agreement. The Second Amended and Restated Investment Management Trust Agreement currently provides that if a Business Combination has not been consummated, upon the date which is 21 months from the date of the closing of the IPO, or July 19, 2023, we may extend the period of time to consummate a Business Combination by up to an additional six months, or from July 19, 2023 to the Current Expiration Date of January 19, 2024, with such extension option exercisable in six single-month increments. As of the date hereof, we have exercised five of the six such extension options available to us.

Reasons for the Trust Amendment

If a Business Combination is not consummated by January 19, 2024, the Trust Account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our outstanding shares of common stock.

Our Board has determined that there is not sufficient time before January 19, 2024 to consummate a Business Combination and our Board desires to have the flexibility to extend the Company’s time to complete a Business Combination on terms other than those set forth in our charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain approval of the Extension Amendments.

We are proposing to amend the Second Amended and Restated Investment Management Trust Agreement to extend the liquidation date from the Current Expiration Date of January 19, 2024 to the Third Amended Extended Date.

The purpose of the Trust Amendment is to amend the trust agreement to extend the liquidation of the Trust Account to match the Third Amended Extended Date if the Charter Amendment is approved and to provide for the Monthly Extensions Options. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendments.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

If the Trust Amendment is Not Approved

If the Trust Amendment and the Charter Amendment are not approved and we have not consummated a Business Combination by January 19, 2024, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Please note that, as the Company has previously disclosed, the Company will not use funds in trust in connection with the payment of any excise tax liabilities imposed by the Inflation Reduction Act of 2022. For further information please see “Risk Factors — A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with the Extension Amendments, a Business Combination or otherwise.”

Our Sponsor, officers and directors have waived their rights to liquidating distributions from the Trust Account with respect to any shares held by them if we fail to complete our Business Combination by January 19, 2024 or July 19, 2024, if the Extension Amendments are approved and adopted and all Monthly Extension Options are exercised). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the Trust Account.

In connection with our efforts to regain compliance with Nasdaq’s continued listing standards as further described herein, we have undertaken certain actions, including for example transferring founder shares held by our Sponsor to certain members of our Sponsor. If the Extension Amendments are approved by our shareholders, our Sponsor may subsequently undertake certain additional actions, which may include, but may not be limited to, further transfers of founder shares held by our Sponsor to individual members of our Sponsor, or certain other actions, in order to attempt to regain compliance with Nasdaq’s continued listing standards. For the avoidance of doubt, all shares previously transferred as described in the foregoing sentence and any shares transferred in a similar fashion in the future shall remain subject to the same transfer restrictions and other limitations as the founder shares which continue to be held by our Sponsor, including any and all restrictions contained in the letter agreement entered into in connection with our IPO and for the further avoidance of doubt, any such founder shares will not be eligible to receive liquidating distributions from the Trust Account under any circumstances, including in the event that we fail to complete our Business Combination, nor shall such transfers (past or present) increase the overall amount of founder shares issued or in circulation, or in any way affect our public stockholders’ existing percentage ownership of our Company. As of the date hereof, 1,572,400 founder shares are held directly by our Sponsor and 927,600 founder shares are held directly by members of the Sponsor. For further information please see “Risk Factors — We have been notified by Nasdaq that we are not in compliance with certain standards which Nasdaq requires listed companies meet in order for their securities to continue to be listed and traded on their exchange. If we are unable to regain compliance with such continued listing requirements, Nasdaq may choose to delist our securities from their exchange and may subject us to additional restrictions, which may adversely affect the liquidity and trading price of our securities. Additionally, in the event we experience stockholder redemption in connection with the approval of the Extension Amendments, we may face even greater difficulty with respect to regaining compliance with such continued listing standards, which also may ultimately contribute to our securities being delisted from Nasdaq.”

If the Trust Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, the amendment to the Second Amended and Restated Investment Management Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the Third Amended Extended Date. We will then continue to work to consummate a Business Combination by the Third Amended Extended Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. The Charter Amendment and the Trust Amendment are each cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 79.67% of our issued and outstanding common stock.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 4—THE DIRECTOR PROPOSAL

Overview

At the special meeting, our stockholders are being asked to re-elect two directors as directors of Class I to the Board.

Our Board has six members, five of whom are deemed “independent” under SEC and Nasdaq rules. The Board is divided into three classes: Class I, Class II and Class III. The term of the initial Class I directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of the charter, the term of the initial Class II directors expires at the second annual meeting of the stockholders of the Company following the effectiveness of the charter, and the term of the initial Class III directors expires at the third annual meeting of the stockholders of the Company following the effectiveness of the charter. Directors whose terms expire at an annual meeting may also be re-elected if nominated by the Board.

As this special meeting is in lieu of our 2022 annual meeting of stockholders (and being our first annual meeting of stockholders since the IPO), the term of the initial Class I directors, Seth Farbman and Kevin K. Albert, will expire at the special meeting. However, the Board has nominated such individuals for re-election as Class I directors, to hold office until the fourth annual meeting of stockholders following this special meeting, or until their respective successors are elected and qualified, subject to their earlier death, resignation or removal.

Unless you indicate otherwise, the shares of common stock represented by executed proxies in the form enclosed will be voted to re-elect each of Seth Farbman and Kevin K. Albert to Class I of the Board unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve as a director for Class I of the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the record date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Vikas Desai	32	Chief Executive Officer and Chairman of the Board
Merrick Friedman	34	Chief Investment Officer, Corporate Secretary and Director
Mitchell Hara	58	Chief Operating Officer and Chief Financial Officer
Seth Farbman	56	Director
Kevin K. Albert	71	Director
Harry DeMott	56	Director
Mark A. Pelson	61	Director
Timothy J. Seymour	57	Director

The following is a summary of the biographical information of our director-nominees:

Seth Farbman has served as a member of our board of directors since October 2021. Mr. Farbman is an Executive Fellow at Yale University, primarily within the School of Management. In addition to lecturing, he provides real-world insights on business, marketing and technology to students, faculty and administration. He joined the university in November 2018, before retiring from Spotify in January 2019, where he served as Chief Marketing Officer from March 2015. During his four year tenure, Spotify grew to over 250 million customers in 65 countries, becoming the world’s largest music streaming service and one of the 100 most valuable global brands. Mr. Farbman managed Spotify’s B2C and B2B marketing teams, as well as public relations, customer support, brand, creative and design, marketing sciences and analytical teams. In 2018, Mr. Farbman helped Spotify accomplish one of the most successful public offerings in years. In June 2018, Mr. Farbman was named World’s Most Innovative CMO by Business Insider, and, for the eighth year in a row, ranked on of Forbes’ Most

Influential CMO’s. He was also recognized among the 50 most creative people in the world by Creativity. While at Spotify, Mr. Farbman built a best-in-class marketing and communications team that has been recognized for its unique combination of deep data and world-class creativity, which led to the internal creative team being named Advertising Age’s 2018 Agency of the Year. At the Cannes Lions International Festival for Creativity, Spotify was awarded 11 Lions and named the 2018 Brand of the Year. Prior to joining Spotify, Mr. Farbman was the Chief Marketing Officer of Gap, then the world’s largest specialty apparel company. In his five years at Gap, he drove a turnaround that returned the company to growth for the first time in a decade and increased the company’s share price almost three-fold. He helped achieve the results by reshaping the entire global marketing function and shifting the product and marketing development to a new, younger segment of customers. He also oversaw the expansion of the Gap brand into new markets, such as China and South Africa. Before Gap, Mr. Farbman was the co-founder and President of OgilvyEarth, one of the first sustainability-focused marketing consultancies and party of the WPP/Ogilvy agency network. Recognizing the new opportunity in the sustainability movement, Mr. Farbman worked with global companies, such as DuPont, GE, Unilever, IBM, Coca-Cola and Siemens, to help guide their product development roadmaps and marketing strategies to address customer demand for more environmentally and socially responsible products and services. Additionally, at the request of the United Nations Secretary-General Ban Ki-moon, he created the largest-ever pro bono consumer campaign to raise support for the U.N. effort to secure a multi-lateral environmental agreement between its member countries. Mr. Farbman began his marketing career at two mobile communications startups that merged with carriers Verizon Wireless and AT&T Wireless. He led national marketing and communications teams during the most rapid expansion of the mobile industry. Mr. Farbman is a trained journalist, working primarily for ABC and NBC television stations in the six years immediately after graduate school. Mr. Farbman currently serves as a member of the board of directors of Snagajob and Dashlane, and also served as the interim Chief Executive Officer from September 2020 to February 2021. He is senior advisor to several high growth companies, including Peloton, Grubhub, Perfect Day Foods, Sunwink, Noom and The New York Times. He has an M.S. in Journalism from the S.I. Newhouse School of Communications at Syracuse University.

Kevin K. Albert has served as a member of our board of directors since October 2021. Mr. Albert is a retired investment banker. He is currently managing a portfolio of private investments, the majority of which are in the legal cannabis industry. He serves on the board of directors of Octavius Group Holdings Inc. (doing business as “Flow Kana”) since January 2020, a private company in the cannabis industry. Since April 2022, Mr. Albert has served on the board of SLANG Worldwide, Inc. and been a member of its audit committee (CNSX: SLNG). Since June 2022, he has also served on the board of Conception Nurseries, Inc, a private company. Mr. Albert is also an independent director on the board of Neighborhood Holdings, Inc., a private real estate management company which enables renters to build financial equity in their homes and neighborhoods. From 2010 until his retirement in December 2019, Mr. Albert was a Senior Partner of Pantheon Ventures LLC (“Pantheon”) and a member of its six-person Partnership Board. For most of his tenure at Pantheon, Mr. Albert was responsible for the firm’s global business development, including all product marketing and business development activities. During this time, Pantheon’s assets under management increased from approximately $25 billion to approximately $50 billion. Prior to joining Pantheon, he was a Managing Director and co-founder of Elevation Partners (“Elevation”), a private equity firm that made investments in market-leading consumer-tech businesses such as Facebook and Yelp. Prior to Elevation, Mr. Albert worked in the investment banking division of Merrill Lynch & Co. for 24 years where, for most of this time, he served as a Managing Director and the Global Head of the Private Placement Group managing the market leading private equity fund placement business. From 2006 until 2017, Mr. Albert served as an independent director on the board of Merrill Lynch Ventures, LLC (“Merrill”), a series of private equity partnerships offered to key Merrill Lynch employees. From 1999 to 2000, he also was responsible for the middle market mergers and acquisitions group at Merrill, advising on sell-side mergers and acquisitions, primarily for clients of the firm’s brokerage side. Beginning in 2010, Mr. Albert was an independent director, chairman of the audit committee and a member of the corporate governance and nominating committee of Dover Saddlery, Inc., the leading multichannel equestrian retailer in the United States prior to its purchase and take-private transaction by a private equity firm in 2015. Mr. Albert has a BA and an MBA from the University of California, Los Angeles, where he continues to be involved as the Chair of the Board of Visitors of the Economics Department.

Other board members:

Vikas Desai has been a member on our board of directors and the Chief Executive Officer since January 2021. In early 2018, he founded Welcan Capital, a predecessor of Achari Ventures, a venture capital firm focused in the cannabis industry. Achari Ventures invests in high-impact, foundational companies across early-stage plant touching and ancillary businesses and currently has a portfolio of 28 companies within the platform. Mr. Desai has been employed by Welcan Strategic Opportunities Fund, which is part of the Achari Ventures platform, since 2018, and in late 2021, he began employment with Achari Ventures Fund I LP, also part of the Achari Ventures platform. Prior to Welcan, Mr. Desai was a private equity investor at Oaktree Capital Management, a $100 billion alternative asset manager, from June 2015 to June 2017, where he completed over $2 billion in transactions. Mr. Desai began his career at Morgan Stanley in the Investment Banking division from July 2013 to June 2015, focusing on real estate mergers and acquisitions and capital markets, where he completed approximately 15 deals representing approximately $15 billion in transaction value. He graduated with a Bachelor of Science in Finance & Environmental Studies from the Stern School of Business at New York University.

Merrick Friedman has served as our Chief Investment Officer and Corporate Secretary since February 2021, and has served as a member of our board of directors since October 2021. Mr. Friedman joined Welcan Capital (now Achari Ventures) in June 2019. Mr. Friedman has been employed by Welcan Strategic Opportunities Fund, which is part of the Achari Ventures platform, since 2019, and in late 2021, he began employment with Achari Ventures Fund I LP, also part of the Achari Ventures platform. Prior to joining Welcan Capital, Mr. Friedman spent over four years at Long Pond Capital, from January 2015 to early 2019, an approximately $3 billion long / short equity hedge fund focused on fundamental and value-oriented investing. Before joining Long Pond, from 2013 to 2014 Mr. Friedman was at The Raine Group, (“Raine”), a global merchant bank. At Raine, he was responsible for providing mergers and acquisitions advisory services and evaluating growth equity investments in the media, entertainment and telecommunications industries. While at Raine, Mr. Friedman completed over $30 billion in transaction value. Mr. Friedman began his career in 2012 at Deutsche Bank in the Natural Resources Investment Banking group. He graduated magna cum laude with a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.

Mitchell Hara has served as our Chief Operating Officer and Chief Financial Officer since February 2021. Mr. Hara is an accomplished corporate executive, investment banker and investor with over 30 years of experience operating in dynamic and disruptive environments in the cannabis, consumer products and retail industries. Throughout his career, he has originated, structured and negotiated over $60 billion in mergers, acquisitions, divestitures, restructurings, leveraged buyouts and structured debt and equity financings, and has helped create over $1.2 billion in shareholder value in executive roles in public and private companies. Since 2018, Mr. Hara has served as an independent consultant to companies in the cannabis industry. From March 2019 to March 2021, Mr. Hara served as Senior Advisor at Hand In Hand Soap, (“HIHS”), a high-growth, ESG-centric personal care brand with a dedicated mission of sustainability and give-back, where he also served as Interim Chief Executive Officer from September 2020 to December 2020. From 2019 to 2020, after he had served as a consultant for Clever Leaves International, Inc. (formerly known as Northern Swan Holdings) (NASDAQ: CLVR) for 5 months, Mr. Hara was named Head of Mergers & Acquisitions and Business Development at the same company, believed to be one of the largest licensed cannabis cultivators and extractors, by capacity, on a global scale, where he was responsible for all of the company’s investments, acquisitions and business development efforts. In August 2022, Mr. Hara was named Chief Strategy Officer at Curaleaf Holdings, Inc. (CSE: CURA) (OTCQX: CURLF), a leading international provider of consumer cannabis products. Together with his other consulting endeavors, Mr. Hara has over 5 years of cannabis industry experience. From August 2022 until May 2023, Mr. Hara was named Chief Executive Officer of Beekman 1802, a high-growth, premium branded consumer products company, where he originated and executed the acquisition of its largest licensee, creating immense stockholder value. From 2011 to 2015, Mr. Hara was SVP of Corporate Strategy/Mergers and Acquisitions at HSN, Inc., then a publicly traded company, and now part of Qurate Retail Group (NASDAQ: QRTEA). At HSN, Inc. Mr. Hara launched its VC Incubator, optimized its catalog portfolio via mergers and acquisitions, and initiated and implemented its dividend and share buyback programs, creating substantial stockholder value. Prior to his operating career, Mr. Hara was a Managing Director in the Mergers & Acquisitions and Restructuring Group at Peter J. Solomon Company, from 2007 through 2010, and an Associate Director from 1996 to 1999. From 2004 to 2007, Mr. Hara was Head of Specialty Retail Investment Banking at Citigroup. From 2003 to 2004, he was a Senior Member at Hill Street Capital. From 1999 through 2001, Mr. Hara was a Director in the Retail Investment Banking Group at Merrill Lynch & Co., Inc. From 1993 through 1996, he was an Associate in the Consumer M&A Group at Wasserstein Perella & Co., Inc. Mr. Hara began his career as a Financial Analyst at Citicorp Investment Bank in Leveraged Finance and Syndication from 1986 through 1989, and was seconded to Citicorp International, KK, in Tokyo, to build the Private Placement & Loan Syndication desk from 1989 to 1991. He currently serves on the advisory boards at Grand Slam Partners, GreenWave Advisors, Kirsh Helmets and IBP Institute, and is a mentor at HBS Start Up Partners and a member of HBS Alumni Angels of Greater New York. Mr. Hara has an MBA from Harvard Business School and a BS in Finance from Syracuse University.

Harry DeMott has served as a member of our board of directors since October 2021. Mr. DeMott is a seasoned investor, operator and board director. He is the founder and CEO of Temerity Media Inc. (d/b/a Proper), a cannabis data-business connecting customers, brands and retailers. He is the former CEO of Ticket Evolution, the ticket industry’s premier B2B exchange, a portfolio company of Raptor Ventures I LP (“Raptor”), where Mr. DeMott is General Partner. Through Raptor, Mr. DeMott sat on the board of directors of Security Point Media. Outside of Raptor, Mr. DeMott sits on the board of Workhouse Group Inc. (NASDAQ:WKHS), where he previously chaired the compensation committee and was a member, and served on the nominating and governance committee. He is involved in a number of investment activities through Harmerle Investments and Chelsea Realty, two family owned and operated vehicles. Recently, Mr. DeMott was CEO of Australis Capital (NASDAQ:AUSA), a spinoff of Aurora Cannabis, focused on U.S. cannabis. Starting out as a board director in April 2019, Mr. DeMott was later appointed to the CEO position until a new board of directors was elected in the 2020 annual general meeting. Through Harmerle Investments, he was an early investor in Columbia Care (NASDAQ:CCHWF) and has also been an investor in Evolvd Cannabis, Kinslips and Groundworks, the holding company for the Serra and Electric Lettuce chains of dispensaries in Oregon. Mr. DeMott has long been involved in music and entertainment investments with current investments in Hi.Fi (sold to Block Financial), Violet Crown Cinemas, Urban Airship and Big Room. Prior to co-founding Raptor, Mr. DeMott was an analyst at Knighthead Capital and King Street Capital, two leading distressed debt funds based in New York City. During his tenure there, and his previously co-founded hedge fund, Gothic Capital, Mr. DeMott led investments in a variety of venture capital deals such as Pandora, dMarcBroadcasting and Zing. Mr. DeMott started his career on Wall Street at Credit Lyonnais Global Partners, moving to First Boston (Credit Suisse) where he became an Institutional Investor ranked analyst in broadcasting. He was singled out by the Wall Street Journal as one of the leading stock pickers in his field, and while there helped raise funds for various companies in the radio, television, outdoor advertising and tower sectors. Mr. DeMott attended Trinity School before attending Princeton University where he graduated with an AB in Economics in 1988. He received an MBA in International Finance from NYU’s Stern School of Business in 1991.

Mark A. Pelson has served as a member of our board of directors since October 2021. Mr. Pelson is a business manager, entrepreneur and investor with over 30 years of experience. Since 2009, Mr. Pelson is the General Partner of PCI, LLC, where he leads investments in information services and telecommunications. Prior to forming PCI, LLC, Mr. Pelson was a Managing Director at Providence Equity Partners (“Providence Equity”) which he joined in 1996. Providence Equity is a leading private equity firm specializing in growth-oriented investments in media, communications, education, software and services and has over 40 billion in assets under management. Mr. Pelson has served on the boards of over a dozen Providence Equity portfolio companies, including Consolidated Communications (NASDAQ:CNSL), American Cellular Corporation, Wireless One, Madison River Telephone Company, Language Line, Telcordia and Wired Inc. Mr. Pelson was responsible for many of Providence Equity’s investments in FCC wireless auctions, local, long haul and undersea fiber optic infrastructure providers, wireless data services, business services and wireless telephony. Prior to joining Providence Equity, Mr. Pelson co-founded TeleCorp, Inc., a wireless telecommunications company in 1994 which bid in early FCC spectrum auctions. He previously served from 1989 to 1994 in various management positions with AT&T, including general manager of strategic planning and mergers and acquisitions. Mr. Pelson received a Juris Doctorate from Boston University and a Bachelor of Arts degree from Cornell University.

Timothy J. Seymour has served as a member of our board of directors since October 2021. Mr. Seymour is the founder and Chief Investment Officer of Seymour Asset Management, a registered investment advisor for both asset and wealth management, since January 2014. He brings 27 years of investment experience as a portfolio manager, allocator, and capital markets professional across multiple asset classes. With a background in emerging market and new asset classes, Mr. Seymour was an early investor and participant in the cannabis sector. Since July 2019, Mr. Seymour has served as the Portfolio Manager of Amplify Seymour Cannabis ETF (NYSE: CNBS), an actively managed strategy fund that provides thematic exposure in the high growth and evolving cannabis sector, and a Senior Advisor and member of the investment committee at JW Asset Management, a $1.8 billion firm specializing in cannabis hedge fund products in both public and private equity. Mr. Seymour was the Chief Investment Officer and co-founder of Triogem Asset Management, (“Triogem”), where the firm’s flagship fund was a long short global equity strategy, from May 2008 to September 2013. Triogem’s investment approach was rooted in running a low volatility portfolio that managed top down risks while employing a rigorous research process to bottom up stock picking. Prior to Triogem, Mr. Seymour was co-founder and Managing Partner at Red Star Asset Management (“Red Star”), where the firm managed a multi-strategy fund investing across Russia and Eastern Europe, from February 2005 to July 2007. Before launching Red Star, from August 1998 to December 2004, he was a Partner and Managing Director at Troika Dialog (“Troika”), which was later bought by Sberbank, a Russian state bank. At Troika, Mr. Seymour served various roles, including running the fixed income sales and trading group, launching the firm’s US broker/dealer group and overseeing all U.S. capital markets activity. Mr. Seymour started his career in November 1996 at UBS Securities, LLC (“UBS”), in New York, focusing on international macro, until he left in April 1998. Mr. Seymour received his MBA in International Finance from Fordham University, after which he completed UBS’ capital markets trading program, and his undergraduate degree from Georgetown University.

Number and Terms of Office of Officers and Directors

We have six directors and our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Seth Farbman and Kevin K. Albert, will expire at this special meeting in lieu of our 2023 annual meeting of stockholders (being our first annual meeting of stockholders since the IPO). The term of office of the second class of directors, consisting of Harry DeMott, Mark A. Pelson and Timothy J. Seymour, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Vikas Desai and Merrick Friedman, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our charter as it deems appropriate. Our charter provides that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Our directors and officers play a key role in identifying, evaluating, and selecting target businesses, and structuring, negotiating and eventually we anticipate consummating an Initial Business Combination. Except as described under “Conflicts of Interest” in our Annual Report on Form 10-K, none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan. We believe that the skills and experience of these individuals, their collective access to acquisition opportunities and ideas, their contacts, and their transaction expertise should enable them to identify successfully and effect an acquisition transaction, although we cannot assure you that they will, in fact, be able to do so.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Seth Farbman, Harry DeMott, Kevin K. Albert, Mark A. Pelson and Timothy J. Seymour are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Vote Required for Approval

Approval of the re-election of our directors as described in the Director Proposal requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the special meeting and entitled to vote thereon. “Plurality,” with respect to the Director Proposal, means that the two director nominees who receive the highest number of “FOR” votes as compared to any other director nominees set forth will be elected as directors, even if those nominees do not receive a majority of the votes cast by the stockholders present virtually or represented by proxy at the special meeting and entitled to vote thereon. You may vote for or abstain from voting for all, or any, of the nominees. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Director Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 79.67% of our issued and outstanding common stock.

Recommendation

Our Board has determined that the Director Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Director Proposal.

Our Board recommends that you vote “FOR” the Director Proposal.

PROPOSAL NO. 5—THE AUDITOR PROPOSAL

Overview

We are asking our stockholders to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee intends to reconsider the selection of Marcum as the company’s independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2022. Representatives of Marcum have been invited to but are not expected to be present at the special meeting.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from January 25, 2021 (inception) through December 31, 2021 totaled $99,601 and $75,190 for the fiscal year ending December 31, 2022. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the period from January 25, 2021 (inception) through December 31, 2021 or for the fiscal year ending December 31, 2022.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the period from January 25, 2021 (inception) through December 31, 2021 or for the fiscal year ending December 31, 2022.

All Other Fees

We did not pay Marcum for other services for the period from January 25, 2021 (inception) through December 31, 2021 or for the fiscal year ending December 31, 2022.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our registration statement for our initial public offering on October 14, 2021. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were subsequently approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will continue to pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The approval of the Auditor Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the special meeting and entitled to vote thereon. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,500,000 founder shares, representing approximately 79.67% of our issued and outstanding common stock.

Recommendation

Our Board has determined that the Auditor Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Auditor Proposal

Our Board recommends that you vote “FOR” the Auditor Proposal.

PROPOSAL NO. 6—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of certain of the Proposals (as defined below). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals. In no event will our Board adjourn the special meeting beyond January 19, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation

Our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal

Our Board recommends that you vote “FOR” the Adjournment Proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Founder Shares

In February 2021, our Sponsor purchased 2,156,250 founder shares, and in June 2021, we effected a 1.3333-for-1.0 stock split of our common stock, so that our Sponsor owned an aggregate of 2,875,000 founder shares. Our Sponsor paid an aggregate purchase price of $25,000, or approximately $0.009 per share, for the founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares after the Initial Public Offering. Prior to the initial investment in the company of $25,000 by our Sponsor, we had no assets, tangible or intangible. On November 29, 2021, the Sponsor forfeited 375,000 of such founder shares due to the expiration of the over-allotment option. As of December 31, 2022, our Sponsor holds a balance of 2,500,000 founder shares. On July 17, 2023, our Sponsor transferred 927,600 founder shares to certain members of the Sponsor. As of the date hereof, 1,572,400 founder shares are held directly by our Sponsor and 927,600 founder shares are held directly by members of the Sponsor.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 7,133,333 warrants to our Sponsor at a purchase price of $0.75 per Private Placement Warrant, generating gross proceeds to the Company of $5,350,000. The Private Placement Warrants were identical to the Warrants included in the Units sold as part of the Units in our Initial Public Offering, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Additionally, our Sponsor agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Private Placement Warrants Subscription Statement) until the date we complete our initial Business Combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Warrants.

Related Party Loans

In order to meet our working capital needs following the consummation of our Initial Public Offering, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. The notes are expected be repaid upon consummation of our initial Business Combination, without interest.

On January 25, 2021, the Company issued an unsecured promissory note to the Sponsor (the “Unsecured Promissory Note”), pursuant to which the Company borrowed up to an aggregate principal amount of $300,000. The Unsecured Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the consummation of the Initial Public Offering. The Unsecured Promissory Note was repaid as of March 31, 2022.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company may repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay such Working Capital Loans.

On January 18, 2023, the Company and the Sponsor entered into a loan agreement whereby the Company issued a promissory note (the “Promissory Note”) to the Sponsor pursuant to which the Company may borrow up to

$1,500,000 in cash from time to time to fund working capital requirements, including with respect to the funding of Monthly Extension Options, and which may be treated, at the Sponsor’s election, as a Working Capital Loan. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $0.75 per warrant. The option (“Working Capital Loan Option”) to convert the working capital loans into warrants qualifies as an embedded derivative under ASC 815 and is required to be recognized at fair value with subsequent changes in fair value recognized in Company’s statements of operations each reporting period until the loan is repaid or converted. As of September 30, 2023 and December 31, 2022, the fair value of the Working Capital Loan Option was $0 and the Working Capital Loan is held at cost of $215,000 and $0 respectively.

Registration Rights

Pursuant to a registration rights agreement entered into with our initial stockholders on October 14, 2021,and incorporated as an exhibit to our Annual Report on Form 10-K, we may be required to register certain securities for sale under the Securities Act. These holders, and holders of warrants issued upon conversion of working capital loans, if any, are entitled under the registration rights agreement to make up to three demands that we register certain of our securities held by them for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders have the right to include their securities in other registration statements filed by us.

We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and Business Combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account and the interest income earned on the amounts held in the Trust Account, such expenses would not be reimbursed by us unless we consummate an initial Business Combination. Our audit committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our audit committee are reviewed and approved by our Board of Directors, with any interested director abstaining from such review and approval.

No compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, has been or will be paid to any of our initial stockholders, officers or directors who own or owned our shares of common stock, or to any of their respective affiliates, prior to or with respect to the Business Combination (regardless of the type of transaction that it is).

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. A form of the code of ethics is incorporated as an exhibit to our Annual Report on Form 10-K.

In addition, our audit committee, pursuant to a written charter that we have adopted, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter is incorporated as an exhibit to our Annual Report on Form 10-K. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from independent investment banking firm or from another independent entity that commonly renders valuation opinions that our initial Business Combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers, directors or advisors, or any of their respective affiliates, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, the following payments made to our Sponsor, officers, directors or advisors, or our or their affiliates, none of which were made from the proceeds of our Initial Public Offering or from funds held in the Trust Account, have or may be made prior to or in connection with our initial Business Combination:

•	Repayment of up to an aggregate of $300,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; and

•

Repayment of non-interest bearing loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $0.75 per warrant at the option of the lender. The $1,500,000 conversion limit does not apply to notes issued to our Sponsor in connection with an extension of time available for completing an initial Business Combination.

Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors, or advisors, or our or their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

In furtherance of our policies with respect to related party transactions, with respect to any initial Business Combination that we consider with an entity that is affiliated with any of our initial stockholders, directors or officers, to further minimize potential conflicts of interest, we have agreed not to consummate a Business Combination with an entity affiliated with such parties unless (i) an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions on the type of target business we seek to acquire that such an initial Business Combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and of our independent directors. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a Business Combination.

Board Meetings; Committee Meetings; and Annual Meeting Attendance

In 2022, our board of directors, our audit committee, and our compensation committee held three, one and zero meetings, respectively, and our board of directors and audit committee acted by unanimous written consent on various matters on one and one occasions, respectively.

During the year ended December 31, 2022, each of the Board members attended, in person or by telephone, 100% of the meetings of the Board and the committees on which he or she served. We encourage our board members to attend our annual meetings, but we do not have a formal policy requiring attendance. This special meeting in lieu of the 2023 annual meeting will be the first annual meeting of stockholders of the Company.

Officer and Director Qualifications

Our officers and board of directors are composed of a diverse group of leaders with a wide array of professional roles. In these roles, they have gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management, and leadership development. Many of our officers and directors also have experience serving on boards of directors and board committees of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our officers and directors also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of Business Combinations.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and Board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating a Business Combination.

Except as described under “Conflicts of Interest” in our Annual Report on Form 10-K, none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan.

We believe that the skills and experience of these individuals, their collective access to acquisition opportunities and ideas, their contacts, and their transaction expertise should enable them to identify successfully and effect an acquisition transaction, although we cannot assure our stockholders that they will, in fact, be able to do so.

Board of Directors Leadership Structure

Vikas Desai serves as our Chief Executive Officer and Chairman of the Board.

The Chairman of the board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board and leading the Board in anticipating and responding to changes in our business.

Our Board has not established a policy on whether the same person should serve as both the Chief Executive Officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Desai has been closely involved in developing the Company’s business strategy and has extensive management experience, including having served as Chairman of the Board since the Company’s inception. The board believes that these qualities uniquely qualify Mr. Desai to lead and facilitate informed board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also serving as the Chief Executive Officer, Mr. Desai is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of six members, five of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time.

Risk Oversight

The Board is actively involved in the oversight of risks — including strategic, credit, liquidity, operational and other risks — which could affect our business. The Board does not have a standing risk management committee and administers this oversight function directly through the board of directors as a whole and through its committees, which oversee risks relevant to their respective functions. For example, in addition to the oversight matters described in the preceding paragraph, the audit committee also assists the Board in its risk oversight function by reviewing and discussing with management our compliance with accounting principles and the treasury function, including management of our cash and investments. The compensation committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements and employee benefit plans. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. The Board and each committee administers its respective risk oversight function by evaluating management’s monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in Board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal Board and committee meetings but also periodically through other written and oral communications.

Board Committees

The Board has standing audit and compensation committees. The independent directors oversee director nominations. Each of the audit committee and compensation committee has a charter, the forms of which were filed with the SEC as exhibits to our the Registration Statement on Form S-1 on August 5, 2021 filed in connection with our Initial Public Offering.

Audit Committee

We have established an audit committee of the Board. Kevin K. Albert, Harry DeMott and Timothy J. Seymour serve as members of our audit committee, and Mr. DeMott chairs the audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Mr. Albert, Mr. DeMott and Mr. Seymour meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate, and our Board has determined that Harry DeMott qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The audit committee assists the board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the audit committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Submitted by the Audit Committee:

Kevin K. Albert

Harry DeMott

Timothy J. Seymour

* The information contained in this audit committee report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established a compensation committee of the Board. Kevin K. Albert and Mark A. Pelson serve as members of our compensation committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Mr. Albert and Mr. Pelson are independent and Mr. Albert chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluations;

•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees has or, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating Committee

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Seth Farbman, Kevin K. Albert, Mark A. Pelson, Harry DeMott and Timothy J. Seymour. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Insider Trading Policy

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business. A copy of the code of ethics is incorporated as an exhibit to our Annual Report on Form 10-K. Any waivers from, our code of ethics will be posted on our website www.acharivc.com.

As of the date hereof, we have not adopted a formal insider trading policy. In connection with a Business Combination, we expect to adopt an insider trading policy which will require insiders to: (i) refrain from purchasing our securities during certain blackout periods when they are in possession of any material non-public information and (ii) clear all trades of company securities with a compliance officer prior to execution.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

Delinquent Section 16(a) Reports

Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that the following transactions were not timely reported:

Name	Late Report	Transactions Covered	Number of Shares
Achari Sponsor Holdings I LLC	Form 4	Forfeiture of requisite founder shares after expiration of over-allotment exercise period.	375,000
Vikas Desai	Form 4	Forfeiture of requisite founder shares after expiration of over-allotment exercise period.	375,000

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a Business Combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 7, 2023, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of December 7, 2023.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Achari Sponsor Holdings I LLC(1)(2)(3)	1,572,400	50.10%
Vikas Desai(1)(2)(3)(4)	1,572,400	50.10%
Certain Members of Achari Sponsor Holdings I LLC (1)(3)	927,600	29.56%
Merrick Friedman	—	—
Mitchell Hara	—	—
Seth Farbman	—	—
Kevin K. Albert	—	—
Harry DeMott	—	—
Mark Pelson	—	—
Timothy J. Seymour
All executive officers and directors as a group (8 individuals)	2,500,000	79.67%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the entities and individuals listed in the table above is c/o Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066.
(2)

Mr. Desai is the managing member of the Company’s sponsor Achari Sponsor Holdings I LLC (the “Sponsor”). Accordingly, Mr. Desai has voting and dispositive power over the shares of common stock held by the Sponsor and may be deemed to beneficially own such shares of common stock.

(3)

Reflects 927,600 shares of common stock transferred by the Sponsor to certain members of the Sponsor on July 17, 2023. As a result of such transfer, 1,572,400 shares of common stock are held directly by the Sponsor and 927,600 shares of common stock are held directly by members of the Sponsor. Except as disclosed herein, no individual member of the Sponsor beneficially owns more than 5% of our issued and outstanding common stock.

(4)

Our Sponsor is the record holder of such shares except as described above in footnote (2). Mr. Desai is the managing member of our Sponsor, and as such has voting and investment discretion with respect to the common stock held of record by our Sponsor and the common stock held of record by the individual members of the Sponsor, and may be deemed to have beneficial ownership of such shares. Mr. Desai disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the Redemption Election. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold our common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of our common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that make a Redemption Election. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock held or treated as held by the U.S. Holder relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us, or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the one share of common stock and the one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividends.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that make a Redemption Election. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “United States real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a United States real property holding corporation. However, if we were to determine that we are likely to be classified as a “United States real property holding corporation”, we would withhold 15% of any distribution that exceeds our current and accumulated earnings and profits, including a distribution in redemption of our common stock pursuant to the Redemption Election.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in connection with a Redemption Election.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the next annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of

1934, as amended. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before August 13, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next annual meeting, other than one that will be included in our proxy materials, must notify us no later than August 13, 2024. If a shareholder who wishes to present a proposal fails to notify us by August 13, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of common stock and the warrant agent for our warrants is Continental Stock Transfer & Trust Company. The Company has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by emailing Continental Stock Transfer & Trust Company at proxy@continentalstock.com.

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

ANNUAL REPORT

The Company’s 2022 Annual Report, without exhibits, is being provided to all stockholders along with this Proxy Statement. Upon written request to Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066, Attention: Merrick Friedman, Secretary, we will provide without charge to each person requesting a copy of our 2022 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066, Attention: Merrick Friedman, Secretary.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than December 13, 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ACHARI VENTURES HOLDINGS CORP. I

[●], 2023

Achari Ventures Holdings Corp. I, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Achari Ventures Holdings Corp. I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 25, 2021 (the “Original Certificate”). The First Amended and Restated Certificate of Incorporation of the Corporation (the “First Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 8, 2021. The Second Amended and Restated Certificate of Incorporation of the Corporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 14, 2021. A Certificate of Correction of the Corporation (the “Certificate of Correction”) was filed with the Secretary of State of the State of Delaware on October 20, 2021. The Third Amended and Restated Certificate of Incorporation of the Corporation (the “Third Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 22, 2022. The Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Fourth Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on July 13, 2023.

2. This Amendment (“Amendment”) amends the Fourth Amended and Restated Certificate.

3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows (additional text is shown in bold and deleted text is shown as striked-through):

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to the Investment Management Trust Agreement between Continental Stock Transfer & Trust Company, LLC and the Corporation, as amended (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within ~~21~~27 months (or up to ~~27~~33 months, if extended upon request by our Sponsor (as defined below) and through resolution of our Board, as provided in Section 9.1(c)) from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this ~~Fourth~~Fifth Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Achari Sponsor Holdings I LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5. Section 9.1(c) is hereby amended and restated as follow (additional text is shown in bold and deleted text is shown as striked-through)s:

(c) In the event that the Corporation has not consummated an initial Business Combination within ~~21~~27 months from the date of the closing of the Offering, upon the Sponsor’s request and through a resolution of our Board, the Corporation may extend the period of time to consummate a Business Combination by an additional six months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $100,000 and (y) ~~$0.05~~$0.04 per public share remaining after redemptions in connection with the approval of this ~~Fourth~~Fifth Amended and Restated Certificate by the Public Stockholders for each such one-month extension in accordance with the terms of the Company’s Trust Agreement and provided the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

6. The text of Section 9.2(a) is hereby amended and restated to read in full as follows (additional text is shown in bold and deleted text is shown as striked-through):

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”)~~; provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Redemption Limitation”)~~. Notwithstanding anything to the contrary contained in this ~~Fourth~~Fifth Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7. The text of Section 9.2(e) is hereby amended and restated to read in full as follows (additional text is shown in bold and deleted text is shown as striked-through):

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if ~~(i)~~ such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination ~~and (ii) the Redemption Limitation is not exceeded~~.

8. The text of Section 9.2(f) is deleted in its entirety:

9. The text of Section 9.7 is hereby amended and restated to read in full as follows (additional text is shown in bold and deleted text is shown as striked-through):

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a pershare price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares~~; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation~~.

IN WITNESS WHEREOF, Achari Ventures Holdings Corp. I has caused this Amendment to the Fourth Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

ACHARI VENTURES HOLDINGS CORP. I

By:
Name: Vikas Desai
Title: Chief Executive Officer

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2023

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between Achari Ventures Holdings Corp. I, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Third Amended and Restated Investment Management Trust Agreement, dated July 12, 2023, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $101,500,000 was placed in the Trust Account from the IPO and sale of private warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (1) 21 months after the closing of the Offering, or up to 27 months after the closing of the Offering if the Company has exercised certain extension options providing for six single-month extensions as described in the Company’s Fourth Amended and Restated Certificate of Incorporation, as it may be further amended, (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Fourth Amended and Restated Certificate of Incorporation if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of 65% of all of the outstanding shares of Common Stock (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

a. The third recital of the Trust Agreement is hereby amended and restated in its entirety as follows (additional text is shown in bold and deleted text is shown as striked-through):

WHEREAS, if a Business Combination (as defined below) is not consummated within the ~~21~~27 month period following the closing of the Offering, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period (an “Extension Option”) in six single-month increments, for a total extension of up to ~~27~~33 months from the period following the closing of the Offering, subject to the Sponsor or its affiliates or permitted designees depositing, for each such one-month extension, the lesser of (x) $100,000 and (y) ~~$0.05~~ $0.04 per public share remaining after redemptions in connection with the execution of this Amendment into the Trust Account (as defined below) on or prior to the applicable monthly deadline (such deadline for exercising such extension option being the 19th calendar day of each month, each a “Deadline” and each such option, a “Monthly Extension Option,” and notice of exercise of each such Monthly Extension Option to be provided to the trustee within five calendar days of such Deadline), in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note related to the exercise of such Monthly Extension Option payable upon consummation of a Business Combination (in the event the funds for such Monthly Extension Option are contributed as a working capital loan); and

b. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows (additional text is shown in bold and deleted text is shown as striked-through):

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) ~~21~~27 months after the closing of the Offering, or up to ~~27~~33 months after the closing of the Offering if the Company exercises each of the Monthly Extension Options available to it in full as described in the Company’s ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation, as it may be further amended and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; and provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i) the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders. Other than what is provided for in Section 1(k), it is acknowledged and agreed that there should be no reduction in the principal amount initially deposited in the Trust Account;

c. Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows (additional text is shown in bold and deleted text is shown as striked-through):

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Re: Trust Account Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(m) of the ~~Third~~Fourth Amended and Restated Investment Management Trust Agreement between Achari Ventures Holdings Corp. I (“Company”) and Continental Stock Transfer & Trust Company, dated as of [●], 2023 (“Trust Agreement”), this is to advise that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from [●] to [●] (an “Extension Option”).

This letter shall serve as the notice required with respect to the exercise of an Extension Option prior to a Deadline. Capitalized words used herein and not otherwise defined shall have the same meaning as defined in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[●] which will be wired to you, into the Trust Account upon receipt.

Very truly yours,

Achari Ventures Holdings Corp. I

By:

Name:

Title:

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

ACHARI VENTURES HOLDINGS CORP. I

By:
Name:	Vikas Desai
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ACHARI VENTURES HOLDINGS CORP. I	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2023.
INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:
https://www.cstproxy.com/acharivc/sm2023
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

Proposal No. 1 — The Charter Amendment Proposal

A proposal to amend (the “Charter Amendment”) our
Fourth Amended and Restated Certificate of Incorporation
(our “charter”) to revise our existing extension option,

	FOR ☐	AGAINST ☐	ABSTAIN ☐

which currently provides that we have the option of extending the period by which we must consummate a business combination by up to 12 months, from our original expiration date of January 19, 2023 (the “Original Expiration
Date”), to January 19, 2024 which we must consummate a business combination by an additional six months, with such extension option exercisable in six single-month increments (each such monthly extension option, a
“Monthly Extension Option”), for an additional six-month aggregate total extension period if each Monthly Extension Option is exercised, and with each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (such deadline for exercising each such Monthly Extension Option being the 19th calendar day of each month).

Proposal No. 2 —The Redemption Limitation Amendment Proposal A proposal to amend (the “Redemption Limitation Amendment”) our charter to eliminate a limitation in the	FOR ☐	AGAINST ☐	ABSTAIN ☐

charter providing that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following any such redemptions (the “Redemption Limitation”), in order to allow the Company to redeem public shares irrespective of whether the amount of such redemptions would breach the Redemption Limitation if the Company so chooses in its sole discretion.

Proposal No. 3 — The Trust Amendment Proposal

A proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extension Amendments”) our Second Amended and Restated Investment Management

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Trust Agreement, dated July 12, 2023, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Achari (the “Trust Agreement”), to provide that the Current Expiration Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”) will be liquidated if we have not consummated a business combination, may be extended, at our option, and on a monthly basis, pursuant to the exercise of Monthly Extension Option(s), up to and until the Third Amended
Extended Date of July 19, 2024; provided that, in order to exercise a single
Monthly Extension Option, we must deposit into the Trust Account the lesser of
(x) $100,000 and (y) $0.04 for each share of our common stock (“public shares”) included in the units which were sold in our IPO and which remain outstanding on the date of such deposit.

Proposal No. 4 — The Director Proposal

A proposal to re-elect two directors to the Company’s board of directors, with each such director to serve as “Class I” directors (as defined in our charter and as further described

	FOR ☐	AGAINST ☐	ABSTAIN ☐
herein) until the fourth annual meeting of stockholders following this Special Meeting or until such director’s successor is elected and qualified.

Proposal No. 5 — The Auditor Proposal

A proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal No. 6 — The Adjournment Proposal A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit	FOR ☐	AGAINST ☐	ABSTAIN ☐
further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal (together, the “Proposals”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Proposals and the Company deems it prudent to adjourn such meeting in order to permit further solicitation with respect to such Proposals.

CONTROL NUMBER

Signature	Signature, if held jointly	Date	2023.

Note: Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on December 18, 2023:

This notice of meeting and the accompanying proxy statement

are available at https://www.cstproxy.com/acharivc/sm2023

PROXY                                        FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

ACHARI VENTURES HOLDINGS CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING IN LIEU OF

THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

December 18, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and proxy statement, dated December 8, 2023, in connection with the in connection with the special meeting in lieu of the 2023 Annual Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern time on December 18, 2023. The Special Meeting will be held virtually at https://www.cstproxy.com/acharivc/sm2023. The undersigned hereby appoints Vikas Desai and Merrick Friedman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Achari Ventures Holdings Corp. I (“Achari,” the “Company,” “we,” “us” or “our”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)